UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.     )

Filed by the Registrant  ☒

Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

Generations Bancorp NY, Inc.

_______________________________________________________________________________________

(Name of Registrant as Specified in Its Charter)

_______________________________________________________________________________________

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11.

GENERATIONS BANCORP NY, INC.

20 East Bayard Street

Seneca Falls, New York 13148

(315) 568-5855

April 14, 2022

Dear Stockholder:

Enclosed you will find the proxy materials for the 2022 Annual Meeting of Stockholders of Generations Bancorp NY, Inc. scheduled to be held at our Corporate Headquarters located at 20 East Bayard Street, Seneca Falls, New York at 1:00 p.m, Eastern time, on Thursday, May 19, 2022.

The Annual Meeting is being held for the purpose of (1) electing three Directors, (2) ratifying the appointment of Bonadio & Co., LLP (“Bonadio”) as our independent registered public accounting firm for the year ending December 31, 2022 and (3) the approval of the Generations Bancorp NY, Inc. 2022 Equity Incentive Plan (the “Equity Incentive Plan”).

Our Board of Directors has determined that the election of the nominees for Director, the ratification of Bonadio as our independent registered public accounting firm for the year ending December 31, 2022 and the approval of the Equity Incentive Plan are in the best interests of the Company and our stockholders. For the reasons set forth in the Proxy Statement, the Board of Directors unanimously recommends a vote “FOR” the election of each of the nominees for Director, “FOR” the ratification of Bonadio as our independent registered public accounting firm for the year ending December 31, 2022 and “FOR” approval of the Equity Incentive Plan.

On behalf of the Board of Directors, we are asking that you complete the enclosed proxy card and mail it back to us in the envelope provided. Your vote is important, regardless of the number of shares owned. Our Proxy Statement and the 2021 Annual Report are available at: www.generationsbancorpny.com/annual-meeting.

Sincerely,

Menzo D. Case

President and Chief Executive Officer

GENERATIONS BANCORP NY, INC.

20 East Bayard Street

Seneca Falls, New York 13148

(315) 568-5855

NOTICE OF

ANNUAL MEETING OF STOCKHOLDERS

To Be Held On May 19, 2022

Notice is hereby given that the 2022 Annual Meeting of Stockholders of Generations Bancorp NY, Inc. (“Generations Bancorp”) will be held at our Corporate Headquarters located at 20 East Bayard Street, Seneca Falls, New York at 1:00 p.m., Eastern time, on Thursday, May 19, 2022.

A Proxy Card and Proxy Statement for the annual meeting are enclosed. The annual meeting is for the purpose of considering and acting upon:

1.	the election of three Directors;

2.	the ratification of the appointment of Bonadio & Co., LLP as independent registered public accounting firm for the year ending December 31, 2022;

3.	the approval of the Generations Bancorp 2022 Equity Incentive Plan; and

such other matters as may properly come before the annual meeting, or any adjournments thereof. The Board of Directors is not aware of any other business to come before the annual meeting.

Any action may be taken on the foregoing proposals at the annual meeting on the date specified above, or on the date or dates to which the annual meeting may be adjourned. Stockholders of record at the close of business on March 31, 2022 are the stockholders entitled to vote at the annual meeting, and any adjournments thereof.

EACH STOCKHOLDER, WHETHER HE OR SHE PLANS TO ATTEND THE ANNUAL MEETING, IS REQUESTED TO SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD WITHOUT DELAY IN THE ENCLOSED POSTAGE-PAID ENVELOPE. ANY PROXY GIVEN BY THE STOCKHOLDER MAY BE REVOKED AT ANY TIME BEFORE IT IS VOTED. A PROXY MAY BE REVOKED BY FILING WITH THE CORPORATE SECRETARY OF GENERATIONS BANCORP A WRITTEN REVOCATION OR A DULY EXECUTED PROXY CARD BEARING A LATER DATE. ANY STOCKHOLDER PRESENT AT THE ANNUAL MEETING MAY REVOKE HIS OR HER PROXY AND VOTE PERSONALLY ON EACH MATTER BROUGHT BEFORE THE ANNUAL MEETING. HOWEVER, IF YOU ARE A STOCKHOLDER WHOSE SHARES ARE NOT REGISTERED IN YOUR OWN NAME, YOU WILL NEED ADDITIONAL DOCUMENTATION FROM YOUR RECORD HOLDER IN ORDER TO VOTE IN PERSON AT THE ANNUAL MEETING. ATTENDANCE AT THE ANNUAL MEETING WILL NOT IN ITSELF CONSTITUTE REVOCATION OF YOUR PROXY.

By Order of the Board of Directors,

Lori M. Parish
Corporate Secretary

Seneca Falls, New York

April 14, 2022

IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE THE EXPENSE OF FURTHER REQUESTS FOR PROXIES. A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED WITHIN THE UNITED STATES.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS: THE PROXY STATEMENT, INCLUDING THE NOTICE OF THE ANNUAL MEETING OF STOCKHOLDERS, AND THE ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 2021 ARE EACH AVAILABLE ON THE INTERNET AT

WWW.GENERATIONSBANCORPNY.COM/ANNUAL-MEETING.

PROXY STATEMENT

Generations Bancorp NY, Inc.

20 East Bayard Street

Seneca Falls, New York 13148

(315) 568-5855

ANNUAL MEETING OF STOCKHOLDERS

To Be Held on Thursday, May 19, 2022

This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of Generations Bancorp NY, Inc. (“Generations Bancorp”) to be used at the Annual Meeting of Stockholders, which will be held at our Corporate Headquarters located at 20 East Bayard Street, Seneca Falls, New York on Thursday, May 19, 2022 at 1:00 p.m., Eastern time, and all adjournments of the annual meeting. The accompanying Notice of Annual Meeting of Stockholders and this Proxy Statement are first being mailed to stockholders on or about April 14, 2022.

REVOCATION OF PROXIES

Stockholders who execute proxies in the form solicited hereby retain the right to revoke them in the manner described below. Unless so revoked, the shares represented by such proxies will be voted at the annual meeting and all adjournments thereof. Proxies solicited on behalf of the Board of Directors of Generations Bancorp will be voted in accordance with the directions given thereon. Please sign and return your proxy card in the postage paid envelope provided. Where no instructions are indicated on the proxy card, signed proxies will be voted “FOR” the election of the nominees for Directors named herein, “FOR” the ratification of the appointment of Bonadio as our independent registered public accounting firm for the year ending December 31, 2022 and “FOR” approval of the Generations Bancorp NY, Inc. 2022 Equity Incentive Plan.

Proxies may be revoked by sending written notice of revocation to the Corporate Secretary of Generations Bancorp at the address shown above, by filing a duly executed proxy bearing a later date on the enclosed proxy card or by voting in person at the annual meeting. The presence at the annual meeting of any stockholder who had given a proxy shall not revoke such proxy unless the stockholder delivers his or her ballot in person at the annual meeting or delivers a written revocation to our Corporate Secretary prior to the voting of such proxy.

If you are a stockholder whose shares are not registered in your name, you will need appropriate documentation from your record holder to vote in person at the annual meeting.

SOLICITATION OF PROXIES; EXPENSES

We will pay the cost of this proxy solicitation. Our Directors, executive officers and other employees may solicit proxies by mail, personally, by telephone, by press release, by facsimile transmission or by other electronic means. No additional compensation will be paid to our Directors, executive officers or employees for such services. We will reimburse brokerage firms and other custodians, nominees, and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of our common stock. We have retained Alliance Advisors, LLC to assist us in soliciting proxies, and have agreed to pay Alliance Advisors, LLC a fee of $6,000 plus reasonable expenses for these services.

VOTING SECURITIES AND PRINCIPAL HOLDERS

Except as otherwise noted below, holders of record of the Company’s shares of common stock, par value $0.01 per share, as of the close of business on March 31, 2022 are entitled to one vote for each share then held. As of March 31, 2022, there were 2,458,261 shares of common stock issued and outstanding.

In accordance with the provisions of the Company’s Articles of Incorporation, record holders of common stock who beneficially own in excess of 10% of the outstanding shares of common stock (the “Limit”) are not entitled to any vote with respect to the shares held in excess of the Limit. The Company’s Articles of Incorporation authorize the Board of Directors (i) to make all determinations necessary to implement and apply the Limit, including determining whether persons or entities are acting in concert, and (ii) to demand that any person who is reasonably believed to beneficially own stock in excess of the Limit supply information to the Company to enable the Board of Directors to implement and apply the Limit.

Quorum

The presence in person or by proxy of holders of a majority of the total number of outstanding shares of common stock entitled to vote is necessary to constitute a quorum at the annual meeting. Abstentions and broker non-votes will be counted for purposes of determining that a quorum is present. In the event there are not sufficient votes for a quorum, or to approve or ratify any matter being presented at the time of the annual meeting, the annual meeting may be adjourned in order to permit the further solicitation of proxies.

As to the election of Directors, the proxy card being provided by the Board of Directors enables a stockholder: (i) to vote FOR ALL nominees; (ii) to WITHHOLD for ALL nominees; or (iii) to vote FOR ALL EXCEPT one or more of the nominees. Directors are elected by a plurality of votes cast, without regard to either broker non -votes or proxies as to which the authority to vote for the nominees being proposed is withheld. Plurality means that individuals who receive the highest number of votes cast are elected, up to the maximum number of Directors to be elected at the annual meeting.

As to the ratification of the appointment of Bonadio as our independent registered public accounting firm for the year ending December 31, 2022, by checking the appropriate box, a stockholder may: (i) vote FOR the ratification; (ii) vote AGAINST the ratification; or (iii) ABSTAIN from voting on such ratification. The ratification of this matter shall be determined by a majority of the votes represented at the annual meeting and entitled to vote on the matter. Broker non-votes will not affect the outcome of the vote, and abstentions will have the same effect as votes against.

As to the approval of the Generations Bancorp NY, Inc. 2022 Equity Incentive Plan, by checking the appropriate box, a stockholder may: (i) vote FOR the approval; (ii) vote AGAINST the approval; or (iii) ABSTAIN from voting on such matter. The affirmative vote of a majority of the votes cast for this proposal at the Annual Meeting is required to approve this proposal. For purposes of this proposal, broker non-votes and abstentions will not be counted as votes cast and will have no effect on this proposal.

Participants in the Generations Bank Employee Stock Ownership Plan and 401(k) Plan

If you participate in the Generations Bank Employee Stock Ownership Plan (the “ESOP”) or the Generations Bank 401(k) Plan (the “401(k) Plan”), you will receive a vote authorization form that reflects all shares you may direct the trustee to vote on your behalf under the plan. Under the terms of the ESOP and the 401(k) Plan, the ESOP trustee and the 401(k) Plan trustee votes all shares held by the ESOP and the 401(k) Plan, but each ESOP and 401(k) Plan participant may direct the trustee how to vote the shares of common stock allocated to his or her account. The ESOP trustee will vote all unallocated shares of Generations Bancorp common stock held by the ESOP and all allocated shares for which no voting instructions are received in the same proportion as shares for which it has received timely voting instructions. The deadline for returning your voting instruction cards for the ESOP or the 401(k) Plan is May 12, 2022.

Persons and groups who beneficially own in excess of 5% of the shares of common stock are required to file certain reports with the Securities and Exchange Commission regarding such ownership. The following table sets forth, as of March 31, 2022, the shares of common stock beneficially owned by our Directors and executive officers, individually and as a group, and by each person who was known to us as the beneficial owner of more than 5% of the outstanding shares of common stock. The mailing address for each of our Directors and executive officers is 20 East Bayard Street, Seneca Falls, New York 13148.

Persons Owning Greater than 5%	Shares of Common Stock Beneficially Owned as of the Record Date (1)		Percent of Shares of Common Stock Outstanding
Stilwell Activist Fund, L.P. (3)	243,606	(2)	9.9%
Stilwell Activist Investments, L.P
Stilwell Partners, L.P.
Stilwell Value LLC
Joseph Stilwell
111 Broadway, 12th Floor
New York, New York 10006

M3 Funds, LLC	240,268	(3)	9.8%
M3 Partners, LP
M3F, Inc.
Jason A. Stock
William C. Waller
10 Exchange Place, Suite 10
Salt Lake City, UT 84111

AllianceBernstein L.P.	196,665	(4)	8.0%
1345 Avenue of the Americas
New York, NY 10105

Generations Bank	150,969		6.1%
Employee Stock Ownership Plan
20 E Bayard Street
Seneca Falls, NY 13148

Directors
Dr. Jose A. Acevedo	2,100		*
Cynthia S. Aikman	4,328	(5)	*
Menzo D. Case	75,146	(6)	3.1%
James E. Gardner	2,998		*
Bradford M. Jones	31,608	(7)	1.3%
Gerald Macaluso	998		*
Dr. Frank J. Nicchi	8,023	(8)	*
Dr. August P. Sinicropi	17,569	(9)	*
Vincent P. Sinicropi	9,980	(10)	*

Executive Officers who are not Directors
Anthony G. Cutrona	4,090	(11)	*
Angela M. Krezmer	600		*

All Directors and executive officers as a group (11 persons)	157,440		6.4%

*	Less than 1%.

(1)	In accordance with Rule 13d-3 under the Securities Exchange Act of 1934, as amended, a person is deemed to be the beneficial owner, for purposes of this table, of any shares of Generations Bancorp common stock if he has or shares voting or investment power with respect to such common stock or has a right to acquire beneficial ownership at any time within 60 days from March 31, 2022. As used herein, “voting power” is the power to vote or direct the voting of shares and “investment power” is the power to dispose or direct the disposition of shares. Except as otherwise noted, ownership is direct and the named individuals and group exercise sole voting and investment power over the shares of Generations Bancorp common stock

(2)	Based on Schedule 13D filed jointly with the SEC on October 8, 2021 by Stilwell Activist Fund, L.P., Stilwell Activist Investments, L.P., Stilwell Partners, LP, Stilwell Value LLC and Joseph Stilwell.
(3)	Based on an Amended Schedule 13G filed jointly with the SEC on February 14, 2022 by M3 Funds, LLC, M3 Partners, LP, M3F, INC., Jason A. Stock and William C. Waller.
(4)	Based on Schedule 13G filed with the SEC on February 14, 2022 by AllianceBernstein LP.
(5)	Includes 1,828 shares held in the Directors Retirement Plan, (exclusive of 2022 contribution).
(6)	Includes 35,911 shares held in Mr. Case’s 401(k) account; 28,744 shares held in Mr. Case’s supplemental executive retirement plan (exclusive of 2022 contribution); 1,546 shares held in Mr. Case’s individual retirement account; 1,368 shares held jointly with other family members and 7,577 shares held in Mr. Case’s employee stock ownership plan account.
(7)	Includes 23,845 held in the Directors Retirement Plan, (exclusive of 2022 contribution).
(8)	Includes 6,027 shares held in the Directors Retirement Plan, (exclusive of 2022 contribution).
(9)	Includes 14,219 shares held in Dr. Sinicropi’s individual retirement account and 3,350 shares held in the Directors Retirement Plan; (exclusive of 2022 contribution).
(10)	Shares held in Mr. Sinicropi’s individual retirement account.
(11)	Includes 3,212 shares in Mr. Cutrona’s 401k account and 878 shares in Mr. Cutrona’s employee stock ownership plan account.

PROPOSAL I—ELECTION OF DIRECTORS

Our Board of Directors is comprised of nine members. Our Bylaws provide that Directors are divided into three classes as nearly equal in number as possible, with one class of Directors elected annually. Three Directors have been nominated for election at the annual meeting. The Board of Directors has nominated Dr. Jose A. Acevedo, Cynthia S. Aikman and Menzo D. Case, each to serve as a Director for a three-year term ending in 2025 and in each case until their respective successors shall have been elected and qualified. All nominees have agreed to serve as a Director if elected.

The following sets forth certain information regarding the nominees, the other continuing members of our Board of Directors, and our executive officers who are not Directors, including the terms of office of board members. It is intended that the proxies solicited on behalf of the Board of Directors (other than proxies in which the vote is withheld as to any nominee) will be voted at the annual meeting for the election of the proposed nominees. If a nominee is unable to serve, the shares represented by all such proxies will be voted for the election of such substitute as the Board of Directors may determine. At this time, the Board of Directors knows of no reason why any of the nominees might be unable to serve, if elected. Each of the nominees is as a current Board member. There are no arrangements or understandings between any nominee or continuing Directors and any other person pursuant to which such nominee or continuing Directors was selected. Age information is as of March 31, 2022, and an individual’s service as a Director includes service with Generations Bank.

With respect to Directors and nominees, the biographies contain information regarding the person’s business experience and the experiences, qualifications, attributes or skills that caused the Board of Directors to determine that the person should serve as a Director.

Nominees

Menzo D. Case, age 58, is our President and Chief Executive Officer, positions he has held since 2008. He serves as a board member of Finger Lakes Health Systems, Inc., Northeast College of Health Sciences, the Rev Theater Company, the National Women’s Hall of Fame, the Women’s Right to Run 19K, Inc., and serves as a board member who actively volunteers for Habitat for Humanity of Seneca County, New York, an organization which has housed in excess of 115 Seneca County residents over his 20 plus years of service to the organization.

Mr. Case’s extensive knowledge of the banking industry and strong leadership skills provides the board with invaluable insight and guidance into the business and regulatory requirements of today’s banking environment.

Dr. Jose A. Acevedo, age 58, is the President and Chief Executive Officer of Finger Lakes Health in Geneva and Finger Lakes Health College of Nursing & Health Sciences, positions he has held since 2010. Dr. Acevedo joined Finger Lakes Health in 2004 as VP of Medical Affairs and Chief Medical Officer. Dr. Acevedo is active in civic and community affairs through his participation in Geneva 2020 and is Chair-elect for the New York State Healthcare Association. He is past-chair of Pandion, a Rochester, NY based group purchasing organization. Additionally, past service includes the Independent Judicial Election Qualification Commission, Boys & Girls Club of Geneva Community Center Advisory Council and the Salvation Army Advisory Board, as well as service on the board of Keuka College in Keuka Park, New York.

Dr. Acevedo’s contacts in the local business and healthcare community and management experience make him a valuable resource for the Board of Directors.

Cynthia S. Aikman, MPA, age 59, is self-employed as a Consulting Business Development Specialist. She has served as a Legislator for Cayuga County, New York from 2009 to 2013 and as an instructor at Onondaga Community College. Ms. Aikman is also the Founder and Trustee of the Cayuga Women’s Business Trust Fund.

Ms. Aikman’s contacts in local business and government communities as well as her legislative experience make her a valuable resource for the Board of Directors.

Continuing Directors

Bradford M. Jones, age 71, is retired. He has served as Chairman of the Board of Directors since 2018. Prior to his retirement in 2012, from 2008 until 2012, Mr. Jones was General Manager of Thruway Fasteners, Liverpool, New York, and from 1975 until 2007 served in positions of increasing importance at ITT - Goulds Pumps, Auburn Operations (New York). Mr. Jones also served as Mayor for the Village of Seneca Falls, New York from 1996 to 2000.

Mr. Jones’ contacts in the local business and government communities and management experience make him a valuable resource for the Board of Directors.

James E. Gardner, age 57, is the Vice President/Commercial Operations for The Barden & Robeson Corporation in Middleport, New York, where he has been employed since 1992. Mr. Gardner was appointed to the board in 2018 in connection with our merger with Medina Savings and Loan Association. He currently is involved with the Medina Lions Club and is a board member with his local Knights of Columbus and he frequently represents Barden Building Systems at the Buffalo Niagara Builders Association events.

Mr. Gardner’s connections to the local business community in Orleans County makes him a valuable resource for the Board of Directors.

Gerald Macaluso, age 70, is retired. Prior to his retirement in 2012, Mr. Macaluso was Principal at DeSales High School in Geneva, New York and, from 1998 until 2008, was Superintendent for Seneca Falls Central School District, New York. Mr. Macaluso is active in civic and cultural matters in the community. He serves as treasurer for the Seneca Falls Education Foundation, is a member of the Seneca Falls Rotary Club, serves as an Ombudsman for LifeSpan/Rochester and is a driver for Meals on Wheels/Seneca County. Additionally, Mr. Macaluso volunteers on the Finance Committee for St. Francis/St. Claire Catholic Parish and is Vice President and serves on the Board of Directors for Catholic Charities of the Finger Lakes.

Mr. Macaluso’s contacts in the local business community and management experience make him a valuable resource for the Board of Directors.

Dr. Frank J. Nicchi, age 70, is retired. Prior to his retirement in August 2017, Dr. Nicchi was President of the New York Chiropractic College in Seneca Falls, New York, a position he held from 2000 until his retirement. Dr. Nicchi also served on the Board of the Association of Chiropractic Colleges (ACC), a consortium of 19 chiropractic colleges located in the United States, Canada and New Zealand during his term as president of the College.

Dr. Nicchi’s contacts in the local business community and management experience make him a valuable resource for the Board of Directors.

Dr. August P. Sinicropi, age 74, is retired. Prior to his retirement in 2017, Dr. Sinicropi was an optometrist, operating his own practice in Seneca Falls, New York for over 45 years. He has served as a member of the New York State Optometric Association Board of Directors, the Women’s Rights National Historical Park Public Advisory Commission, the Town of Seneca Falls Planning Board and the Seneca Falls Historical Society Board of Directors. Additionally, he is the founding Chair of the New York State Heritage Area Park in Seneca Falls and former Chair of the Finger Lakes Optometric Association, the Seneca County Chamber of Commerce and the Town of Seneca Falls Local Development Corporation. Dr. Sinicropi is the brother of Director Vincent P. Sinicropi.

Dr. Sinicropi’s experience as a small business owner and his contacts in the local business community make him a valuable resource to the Board of Directors.

Vincent P. Sinicropi, age 67, is a certified public accountant currently operating his own CPA practice in Seneca Falls, New York. He is a former partner in the CPA firm of EFP Rotenberg LLP, based in Rochester, New York. Prior to that he was a partner in the CPA firm of Sinicropi & Healy, LLP and its predecessors for over 20 years before the merger of the firm with EFP Rotenberg LLP in 2011. He is a member of the AICPA and the New York State Society of CPAs. Mr. Sinicropi is the brother of Director Dr. August P. Sinicropi.

Mr. Sinicropi’s experience as an accountant and his contacts in the local business community make him a valuable resource to the Board of Directors.

Executive Officers Who are Not Directors

Angela M. Krezmer, age 36, is our Chief Financial Officer, a position she has held since June 2021. Prior to this appointment, from June 2020 until June 2021, Ms. Krezmer served as Chief Financial Officer of Prosper Bank, Coatesville, Pennsylvania. Prior to that role, Ms. Krezmer served for more than a decade at Fairport Savings Bank, Fairport, New York where she held various positions including, most recently, Chief Financial Officer. Ms. Krezmer holds a Bachelor of Science in Accounting from Rochester Institute of Technology and is a graduate of the American Bankers Association Stonier Graduate School of Banking program.

Anthony G. Cutrona , age 60, is our Growth & Profitability Officer, a position he has held since December 2016. Prior to this appointment he served as a Retail Sales Executive with Five Star Bank beginning in April 2011. Prior to that role, he was a Senior Business Banking Relationship Manager and Manager of the Business & Professional Banking Center for M&T Bank. Mr. Cutrona holds a Bachelor of Arts in Communication/Management with concentrations in Marketing & Sales and is a graduate of the American Bankers Association Stonier Graduate School of Banking program.

Board Independence

The Board of Directors has determined that each of our Directors, other than Menzo D. Case, is considered independent under the Nasdaq Stock Market corporate governance listing standards. Mr. Case is not considered independent because he is an executive officer of Generations Bank. In determining the independence of our Directors, the Board of Directors considered relationships between Generations Bank and our Directors that are not required to be reported under “ − Transactions With Certain Related Persons,” below.

Board Leadership Structure and Risk Oversight

Our Board of Directors is chaired by Bradford M. Jones, who is an independent Director. This ensures a greater role for the independent Directors in the oversight of Generations Bancorp and Generations Bank and active participation of the independent Directors in setting agendas and establishing priorities and procedures for the work of the Board.

To further assure effective independent oversight, the Board of Directors has adopted a number of governance practices, including:

•	a majority of independent Board of Directors;

•	periodic meetings of the independent Directors; and

•	annual performance evaluations of the President and Chief Executive Officer by the independent Directors.

The Board of Directors recognizes that, depending on the circumstances, other leadership models might be appropriate. Accordingly, the Board of Directors periodically reviews its leadership structure.

The Board of Directors is actively involved in oversight of risks that could affect Generations Bancorp. This oversight is conducted primarily through committees of the Board of Directors, but the full Board of Directors has retained responsibility for general oversight of risks. The Board of Directors also satisfies this responsibility through reports by the committee chair of all board committees regarding the committees’ considerations and actions, through review of minutes of committee meetings and through regular reports directly from officers responsible for oversight of particular risks within Generations Bancorp. The Board of Directors of Generations Bank also has additional committees that conduct risk oversight. All committees are responsible for the establishment of policies that guide management and staff in the day-to-day operation of Generations Bancorp and Generations Bank such as lending, risk management, asset/liability management, investment management and others.

References to our Website Address

References to our website address throughout this proxy statement and the accompanying materials are for informational purposes only, or to fulfill specific disclosure requirements of the Securities and Exchange Commission’s rules.

These references are not intended to, and do not, incorporate the contents of our website by reference into this proxy statement or the accompanying materials.

Section 16(a) Beneficial Ownership Reporting Compliance

The Company’s common stock is registered pursuant to Section 12(b) of the Securities Exchange Act of 1934. The Company’s executive officers and Directors and beneficial owners of greater than 10% of the Company’s common stock (“10% beneficial owners”) are required to file reports with the SEC disclosing beneficial ownership and changes in beneficial ownership of the Company’s common stock. SEC rules require disclosure in the Company’s Proxy Statement and Annual Report on Form 10-K of the failure of an executive officer, Director or 10% beneficial owner to file such forms on a timely basis. Based solely on a review of the copies of the Forms 3, 4 and 5 and amendments that we received with respect to transactions during the year ended December 31, 2021, we believe that all such forms were filed on a timely basis except Director Menzo Case was late on filing a Form 4 with respect to shares that were purchased by a Supplemental Executive Retirement Plan for the benefit of Mr. Case. The Form 4 was subsequently filed.

Code of Ethics for Senior Officers

Generations Bancorp has adopted a Code of Ethics for Senior Officers that applies to our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. The Code of Ethics for Senior Officers is available on our website at www.generationsbancorpny.com. There were no amendments or waivers to the Code of Ethics for Senior Officers during 2021.

Attendance at Annual Meetings of Stockholders

Generations Bancorp does not have a written policy regarding Directors attendance at annual meetings of stockholders, although Directors are expected to attend these meetings absent unavoidable scheduling conflicts. All of our Directors attended our 2021 annual meeting.

Communications with the Board of Directors

Any stockholder who wishes to contact our Board of Directors or an individual Director may do so by writing to: Generations Bancorp 20 East Bayard Street, Seneca Falls, New York 13148, Attention: Board of Directors. The letter should indicate that the sender is a stockholder and, if shares are not held of record, should include appropriate evidence of stock ownership. Communications are reviewed by the Corporate Secretary and are then distributed to the Board of Directors or the individual Directors, as appropriate, depending on the facts and circumstances outlined in the communications received. The Corporate Secretary may attempt to handle an inquiry directly (for example, where it is a request for information about Generations Bancorp or it is a stock-related matter). The Corporate Secretary has the authority not to forward a communication if it is primarily commercial in nature, relates to an improper or irrelevant topic, or is unduly hostile, threatening, illegal or otherwise inappropriate. At each Board of Directors meeting, the Corporate Secretary shall present a summary of all communications received since the last meeting that were not forwarded and make those communications available to the Directors on request.

Meetings and Committees of the Board of Directors

The business of Generations Bancorp is conducted at regular and special meetings of the Board of Directors and its committees. In addition, the “independent” members of the Board of Directors (as defined in the listing standards of the Nasdaq Stock Market) meet in executive sessions. The standing committees of the Board of Directors of Generations Bancorp are the Audit Committee, the Nominating and Corporate Governance Committee and the Compensation Committee.

During 2021, the Board of Directors of Generations Bancorp and Generations Bank held 12 regular meetings and no special meetings. No member of the Board of Directors or any committee thereof attended fewer than 75% of the aggregate of:

(i) the total number of meetings of the Board of Directors (held during the period for which the Director has been a Director); and (ii) the total number of meetings held by all committees on which the Director served (during the periods that the Director served).

Audit Committee. The Audit Committee is comprised of Directors Vincent Sinicropi, Aikman, Gardner and Jones, each of whom is “independent” in accordance with applicable Securities and Exchange Commission rules and Nasdaq listing standards. Mr. Sinicropi serves as chair of the Audit Committee. The Board of Directors has determined that Director Vincent Sinicropi qualifies as an “audit committee financial expert” as defined under applicable Securities and Exchange Commission rules.

Our Board of Directors has adopted a written charter for the Audit Committee, which is available on our website at www.generationsbancorpny.com. As more fully described in the Audit Committee Charter, the Audit Committee reviews the financial records and affairs of Generations Bancorp and monitors adherence in accounting and financial reporting to accounting principles generally accepted in the United States of America. The Audit Committee met six times during the year ended December 31, 2021.

Compensation Committee. The Compensation Committee is comprised of Directors Aikman, Jones, Nicchi and August Sinicropi. Director Jones serves as chair of the Compensation Committee. Each member is considered “independent” in accordance with applicable Securities and Exchange Commission rules and Nasdaq listing standards. The Compensation Committee met three times during the year ended December 31, 2021.

With regard to compensation matters, the Compensation Committee’s primary purposes are to discharge the Board’s responsibilities relating to the compensation of the Chief Executive Officer and other executive officers, to oversee Generations Bancorp’s compensation and incentive plans, policies and programs, and to oversee Generations Bancorp’s management development and succession plans for executive officers. The Chief Executive Officer will not be present during any committee deliberations or voting with respect to his compensation. The Compensation Committee may form and delegate authority and duties to subcommittees as it deems appropriate.

The Compensation Committee operates under a written charter which is available on our website at www.generationsbancorpny.com. This charter sets forth the responsibilities of the Compensation Committee and reflects the Compensation Committee’s commitment to create a compensation structure that encourages the achievement of long-range objectives and builds long-term value for our stockholders.

The Compensation Committee considers a number of factors in their decisions regarding executive compensation, including, but not limited to, the level of responsibility and performance of the individual executive officers, the overall performance of Generations Bancorp and a peer group analysis of compensation paid at institutions of comparable size and complexity. The Compensation Committee also considers the recommendations of the President and Chief Executive Officer with respect to the compensation of executive officers other than the President and Chief Executive Officer.

The Corporate Governance and Nominating Committee

The Corporate Governance and Nominating Committee consists of Directors Aikman, Jones, Nicchi and August Sinicropi, each of whom is considered “independent” as defined in the Nasdaq corporate governance listing standards. Director Jones serves as the chairman of the Committee. The Board of Directors has adopted a written charter for the Committee. The Corporate Governance and Nominating Committee charter is posted on the Company website: www.generationsbancorpny.com. The Corporate Governance and Nominating Committee met four times during the year ended December 31, 2021.

The functions of the Corporate Governance and Nominating Committee include the following:

•	to lead the search for individuals qualified to become members of the Board and to select Director nominees to be presented for shareholder approval;

•	to review and monitor compliance with the requirements for board independence;

•	to review the committee structure and make recommendations to the Board regarding committee membership; and.

•	to develop and recommend corporate governance guidelines to the Board of Directors for its approval.

The Corporate Governance and Nominating Committee identifies nominees by first evaluating the current members of the Board of Directors willing to continue in service. Current members of the Board with skills and experience that are relevant to the Company’s business and who are willing to continue in service are first considered for re-nomination, balancing the value of continuity of service by existing members of the Board with that of obtaining a new perspective. If any member of the Board does not wish to continue in service, or if the Committee or the Board decides not to re-nominate a member for re-election, or if the size of the Board is increased, the Committee would solicit suggestions for Director candidates from all Board members. In addition, the Committee is authorized by its charter to engage a third party to assist in the identification of Director nominees. The Corporate Governance and Nominating Committee would seek to identify a candidate who at a minimum satisfies the following criteria:

•	has personal and professional ethics and integrity;

•	has had experiences and achievements that have given him or her the ability to exercise and develop good business judgment;

•	is willing to devote the necessary time to the work of the Board and its committees, which includes being available for Board and committee meetings;

•	is familiar with the communities in which the Company operates and/or is actively engaged in community activities;

•	satisfies the Director qualifications set forth in the Company’s bylaws;

•	is involved in other activities or interests that do not create a conflict with his or her responsibilities to us and the Company’s shareholders; and

•	has the capacity and desire to represent the balanced, best interests of the Company’s shareholders as a group, and not primarily a special interest group or constituency.

In addition, the Corporate Governance and Nominating Committee will also take into account whether a candidate satisfies the criteria for “independence” under the Nasdaq corporate governance listing standards and, if a nominee is sought for service on the Audit Committee, whether the candidate would satisfy the SEC’s independence standards applicable to members of the Company’s audit committee, the financial and accounting expertise of a candidate, including whether an individual qualifies as an audit committee financial expert.

The Board of Directors does not have a formal policy or specific guidelines regarding diversity among board members. However, the Board of Directors seeks members who represent a mix of backgrounds that will reflect the diversity of our stockholders, employees, and customers, and experiences that will enhance the quality of the Board of Directors’ deliberations and decisions. As the holding company for a community bank, the Board of Directors also seeks Directors who can continue to strengthen Generations Bank’s position in its community and can assist Generations Bank with business development through business and other community contacts.

Nominating Procedures.

The Board of Directors may consider qualified candidates for Directors suggested by our stockholders. Stockholders can suggest qualified candidates for Directors by writing to our Corporate Secretary at 20 East Bayard Street, Seneca Falls, New York 13148. The Board of Directors has adopted a procedure by which stockholders may recommend nominees to the Board of Directors. Stockholders who wish to recommend a nominee must write to Generations Bancorp’s Corporate Secretary and such communication must include:

•	A statement that the writer is a stockholder and is proposing a candidate for consideration by the Board of Directors;

•	The name and address of the stockholder as they appear on Generations Bancorp’s books, and of the beneficial owner, if any, on whose behalf the nomination is made;

•	The class or series and number of shares of Generations Bancorp’s capital stock that are owned beneficially or of record by such stockholder and such beneficial owner;

•	A description of all arrangements or understandings between such stockholder and each proposed nominee and any other person or persons (including their names) pursuant to which the nomination(s) are to be made by such stockholder;

•	A representation that such stockholder intends to appear in person or by proxy at the meeting to nominate the nominee named in the stockholder’s notice;

•	The name, age, personal and business address of the candidate and the principal occupation or employment of the candidate;

•	The candidate’s written consent to serve as a Director;

•	A statement of the candidate’s business and educational experience and all other information relating to such person that would indicate such person’s qualification to serve on Generations Bancorp’s Board of Directors; and

•	Such other information regarding the candidate or the stockholder as would be required to be included in Generations Bancorp’s proxy statement pursuant to Securities and Exchange Commission Regulation 14A.

To be timely, the submission of a candidate for Director by a stockholder must be received by the Corporate Secretary at least 120 days prior to the anniversary date of the proxy statement relating to the preceding year’s annual meeting of stockholders. If (i) less than 90 days’ prior public disclosure of the date of the meeting is given to stockholders and (ii) the date of the annual meeting is advanced more than 30 days prior to or delayed more than 30 days after the anniversary of the preceding year’s annual meeting, a stockholder’s submission of a candidate shall be timely if delivered or mailed to and received by the Corporate Secretary of Generations Bancorp no later than the 10th day following the day on which public disclosure (by press release issued through a nationally recognized news service, a document filed with the Securities and Exchange Commission, or on a website maintained by Generations Bancorp) of the date of the annual meeting is first made.

Submissions that are received and that satisfy the above requirements are forwarded to the Board of Directors for further review and consideration, using the same criteria to evaluate the candidate as it uses for evaluating other candidates that it considers.

There is a difference between the recommendations of nominees by stockholders pursuant to this policy and a formal nomination (whether by proxy solicitation or in person at a meeting) by a stockholder. Stockholders have certain rights under applicable law with respect to nominations, and any such nominations must comply with applicable law and provisions of the Bylaws of Generations Bancorp. See “Stockholder Proposals and Nominations.”

Audit Committee Report

The Audit Committee has issued a report that states as follows:

•	We have reviewed and discussed with management our audited consolidated financial statements for the year ended December 31, 2021.

•	We have discussed with the independent registered public accounting firm the matters required to be discussed by Public Company Accounting Oversight Board Auditing Standard No. 1301.

•	We have received the written disclosures and the letter from the independent registered public accounting firm required by PCAOB Rule 3526, “Communication with Audit Committees Concerning Independence,” and have discussed with the independent registered public accounting firm their independence.

Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements be included in our Annual Report on Form 10-K for the year ended December 31, 2021 for filing with the Securities and Exchange Commission.

This report shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that Generations Bancorp specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

This report has been provided by the Audit Committee:

Vincent P. Sinicropi (Chairman)

Cynthia S. Aikman

James E. Gardner

Bradford M. Jones

Transactions with Certain Related Persons

Federal law generally prohibits publicly traded companies from making loans to their executive officers and Directors, but it contains a specific exemption from the prohibition for loans made by federally insured financial institutions, such as Generations Bank, to their executive officers and Directors in compliance with federal banking regulations. At December 31, 2021, all of our loans to Directors and executive officers were made in the ordinary course of business, were made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable loans with persons not related to Generations Bank, and did not involve more than the normal risk of collectability or present other unfavorable features. These loans were performing according to their original repayment terms at December 31, 2021, and were made in compliance with federal banking regulations.

Employee, Officer and Director Hedging

Our Insider Trading Policy generally prohibits, for all of our Directors and executive officers, and any other employee with access to material non-public information, the hedging of our stock and the pledging of our stock.

Executive Compensation

Summary Compensation Table

The table below summarizes the total compensation paid to or earned by our President and Chief Executive Officer, Menzo D. Case, and one other most highly compensated executive officer for the year ended December 31, 2021. Each individual listed in the table below is referred to as a “Named Executive Officer.”

			Discretionary	All Other
		Salary	Bonus	Compensation	Total
Name and Principal Position	Year	($)	($)	($)(2)	($)
Menzo D. Case	2021	288,372	—	58,280	346,652
President and Chief Executive Officer	2020	277,149	10,000	46,946	334,095
Kenneth V. Winn (1)	2021	154,970	—	23,454	178,424
SVP, Director of Credit	2020	148,044	6,000	2,997	157,041
Administration

(1)	Mr. Winn retired on January 1, 2022.
(2)	The amounts in this column reflect what Generations Bank paid for, or reimbursed, the applicable Named Executive Officers for the various benefits and perquisites received. A break-down of the various elements of compensation in this column for 2021 is set forth in the following table:

			Employer				Payment
			Contributions				for
			To 401(k) Plan				Unused	Total All
		ESOP	and HSA		Life	SERP	Vacation	Other
		Contribution	Contribution	Automobile	Insurance	Contribution	Time	Compensation
Name	Year	($)	($)	($)	($)	($)	($)	($)
Menzo D. Case	2021	3,176	7,330	6,605	1,539	29,088	10,543	58,280
Kenneth V. Winn	2021	2,127	11,180	—	831	—	9,316	23,454

Benefit Plans and Agreements

Employment Agreement. Generations Bank entered into an employment agreement with Mr. Menzo D. Case, effective January 12, 2021. Commencing on the first anniversary of the agreement and on each subsequent anniversary thereafter, the agreement will be renewed for an additional year so that the remaining term will be three years for the agreement, unless a notice is provided to the executive that the agreement will not renew. The current base salary for Mr. Case is $317,636. In addition to the base salary, the agreement provides for, among other things, participation in bonus programs and other fringe benefit plans applicable to executive employees. The executive’s employment may be terminated for cause at any time, in which event the executive would have no right to receive compensation or other benefits for any period after termination.

Certain events resulting in the executive’s termination or resignation entitle the executive to payments of severance benefits following termination of employment. In the event of termination of employment by Generations Bank for a reason other than cause, retirement or disability, or in the event of the employee’s voluntary termination of employment following a failure to reelect the employee to his executive position, or a reduction in the employee’s base salary or benefits, a material change in the employee’s functions, duties or responsibilities which would cause the employee’s position to become one of lesser responsibility, importance or scope, the relocation of the employee’s principal place of employment by more than 25 miles, or a material breach of the employment agreement, the agreement provides that the employee would be entitled to a lump sum cash payment equal to one and one-half times the sum of (i) the highest rate of base salary paid to the employee at any time under the employment agreement, and (ii) the greater of (A) the average annual bonus paid to the employee with respect to the three most recently completed fiscal years, or (B) the cash bonus paid to the employee with respect to the fiscal year ended prior to termination of employment. Generations Bank will also provide the employee, at Generation Bank’s expense, with continued life, medical, and dental coverage for a period of 18 months following such termination of employment, or an amount of cash necessary for the employee to obtain such coverage on his own; provided that such coverage period shall be 18 months from the date of termination of employment. Under the circumstances, described above, the employee will also vest in any non-vested stock options previously granted to the employee.

In the event of a change in control, then the employee would be entitled to a lump sum cash payment equal to three times the sum of (i) the highest rate of base salary paid to the employee at any time under the employment agreement, and (ii) the average annual bonus paid to the employee with respect to the three most recently completed fiscal years, paid on the effective date of the change in control. In the event of the employee’s termination on or after a change in control, Generations Bank will also provide the employee, at Generation Bank’s expense, with continued life, medical, and dental coverage for a period of 36 months following such termination of employment, or an amount of cash necessary for the employee to obtain such coverage on his own; provided that such coverage period shall be 36 months in the event of a change in control. Under the circumstances, described above, the employee will also vest in any non-vested stock options previously granted to the employee.

In the event of the employee’s termination of employment due to disability, the employee will be entitled to receive 75% of his base salary and the continuation of life, medical and dental coverage until the earlier of (i) the date the employee returns to full-time employment in the same capacity prior to his termination, (ii) employee’s full-time employment with another employer, (iii) employee’s attainment of age 65, or (iv) employee’s death. In the event of the employee’s death during the term of the agreement, his beneficiaries or estate shall receive employee’s base salary for one year from the date of employee’s death, and medical, dental and other insurance benefits will be provided for employee’s family for one year after employee’s death.

Amended and Restated Directors Retirement Plan. Generations Bank sponsors a deferred compensation plan for Directors. Under the plan, eligible Directors may elect to defer receipt of all or a portion of their compensation by filing a written election with the plan administrator in the year prior to the year of deferral. Benefits under the plan commence upon the participant’s separation from service as a Director, and may be paid in the form of a lump sum, or in quarterly or annual installments over a period of up to 10 years. Participants may elect separate distribution forms or schedules on a year by year basis with respect to compensation covered by deferral elections for such years. Additionally, Generations Bank will make an annual contribution to each participant’s account each year (assuming the participant has not had a separation from service) ending the year in which the participant attains age 75. Such contribution is determined by the Board of Directors at the time the participant becomes eligible to participate in the plan. The plan is a nonqualified plan intended to comply with Section 409A of the Internal Revenue Code, and will be administered and construed in all respects in order to comply with such intent.

Supplemental Executive Retirement Plans. Generations Bank has entered into a supplemental executive retirement plan with Mr. Case. Under the terms of the plan, Mr. Case is entitled to the value of his account balance upon termination of employment or death. Generations Bank credited Mr. Case’s account balance $289,621 as of December 31, 2021 and will make an additional contribution of $29,088 in each subsequent year through December 31, 2028 to Mr. Case’s plan account balance provided that Mr. Case is employed with Generations Bank on the date of such contribution. In the event of a change in control, Generations Bank shall make a contribution to Mr. Case’s account in the amount equal to the present value of any remaining annual contributions. Mr. Case’s account shall be distributed to the participant within thirty (30) days of the date of the participant’s separation from service either in a lump sum or ten equal annual installments, in accordance with the participant’s election upon the participant’s initial eligibility.

401(k) Plan. Generations Bank maintains the Generations Bank 401(k) Plan (“401(k) Plan”). Employees who have attained age 18 and completed 90 days of service are eligible to participate in the 401(k) Plan. Under the 401(k) Plan a participant may elect to defer, on a pre-tax basis or post-tax basis (via Roth), up to 100% of his or her salary in any plan year, subject to limits imposed by the Internal Revenue Code. For 2022, the salary deferral contribution limit is $20,500, provided, however, that a participant over age 50 may contribute an additional $6,500, for a total contribution of $27,000. If a participant has completed 1,000 hours of service within a 12-month period, Generations Bank matches 25% of participant salary deferrals up to 15% of a participant’s annual compensation. Generally, unless the participant elects otherwise, the participant’s account balance will be distributed as a result of his or her termination of employment with Generations Bank. Each participant has an individual account under the 401(k) Plan and may direct the investment of his or her account among a variety of investment options.

Frozen Defined Benefit Pension Plans. Generations Bank maintains two defined benefit pension plans for eligible employees, both of which are frozen. The Generations Bank Pension Plan accrues benefits for eligible employees of Generations Bank that were hired prior to October 1, 2016 and The Retirement Plan of Medina Savings & Loan Association Pension Plan covers former eligible employees hired prior to June 1, 2018 of Medina Savings & Loan Association, which merged with Generations Bank in October 2018. At December 31, 2021, the accumulated benefit obligation for the Generations Bank Pension Plan and for The Retirement Plan of Medina Savings & Loan Association Pension Plan was $12.1 million and $3.3 million, respectively.

Employee Stock Ownership Plan. Generations Bank maintains an employee stock ownership plan (ESOP), a tax-qualified defined contribution retirement plan, for all eligible employees. Employees (age 21 and above) of Generations Bank who have been credited with 1,000 hours of service during a continuous 12-month period are eligible to participate in the ESOP. In connection with the second-step conversion, the ESOP purchased 109,450 shares of Generations Bancorp common stock sold in the offering and funded its stock purchase with a loan from Generations Bancorp equal to the aggregate purchase price of the common stock. The loan will be repaid principally through Generations Bank’s contribution to the ESOP and dividends payable on common stock held by the ESOP over the anticipated 25-year term of the loan. The interest rate for the ESOP loan is a fixed rate equal to the prime rate, as published in The Wall Street Journal, on the closing date of the offering.

Directors Compensation

The following table sets forth for the year ended December 31, 2021 the total remuneration we paid to Directors of Seneca-Cayuga Bancorp and/or Directors of Generations Bank. Mr. Case does not receive additional compensation for service as a Director.

	Fees Earned or Paid in Cash	Total
Name	($)	($)
Dr. Jose A. Acevedo	26,400	26,400
Cynthia S. Aikman	26,400	26,400
James E. Gardner	26,400	26,400
Bradford M. Jones	34,800	34,800
Gerald Macaluso	26,400	26,400
Dr. Frank J. Nicchi	26,400	26,400
Dr. August P. Sinicropi	26,400	26,400
Vincent P. Sinicropi	33,600	33,600

For the year ended December 31, 2021, each Director of Generations Bank was paid retainer of $2,200 per month, except the Chairman of the Board was paid a retainer of $2,900 per month and the Chairman of the Audit Committee was a paid a retainer of $2,800 per month.

PROPOSAL II—RATIFICATION OF APPOINTMENT OF

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

CHANGE IN ACCOUNTANTS

Current Change in Accountant

On February 28, 2022, BKD, LLP (“BKD”) was dismissed as the independent registered public accounting firm for Generations Bancorp (the “Company”), the successor corporation to Seneca-Cayuga Bancorp, Inc. (“SCAY”), upon the completion of the second-step mutual to stock conversion of The Seneca Falls Savings Bank, MHC, which was consummated on January 12, 2021. The decision to dismiss BKD was approved by the Audit Committee of the Board of Directors of the Company. The dismissal was effective on March 24, 2022, upon the issuance of the Company’s consolidated financial statements for the year ended December 31, 2021.

During the years ended December 31, 2021 and 2020 and the subsequent interim period through March 24, 2022, there were no: (1) disagreements with BKD on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to their satisfaction, would have caused them to make reference in connection with their opinion to the subject matter of the disagreement, or (2) reportable events under Item 304(a)(1)(v) of Regulation S-K.

The audit reports of BKD on the consolidated financial statements of the Company as of and for the years ended December 31, 2021 and 2020 did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles.

Before filing this Current Report on Form 8-K and an Amended Current Report on Form 8-K/A with the SEC, the Company provided BKD with a copy of the disclosures contained in this Item 4.01(a). The Company requested that BKD issue a letter, addressed to the SEC, stating whether or not BKD agrees with the statements contained in this Item 4.01(a). A copy of BKD’s letters dated March 4, 2022 and March 25, 2022, addressed to the SEC, were filed as Exhibits 16.1 to the Current Report on Form 8-K and on Form 8-K/A.

On March 15, 2022, the Company engaged Bonadio & Co., LLP (“Bonadio”) as the Registrant’s independent registered public accounting firm for the year ending December 31, 2022. The engagement was approved by the Audit Committee of the Board of Directors of the Registrant. During the years ended December 31, 2021 and 2020, and the subsequent interim period prior to the engagement of Bonadio, the Registrant did not consult with Bonadio regarding any of the matters or events set forth in Item 304(a)(2)(i) and (ii) of Regulation S-K.

The Audit Committee of Generations Bancorp has approved the engagement of Bonadio to be our independent registered public accounting firm for the year ending December 31, 2022, subject to the ratification of the engagement by our stockholders. At the annual meeting, stockholders will consider and vote on the ratification of the Audit Committee’s engagement of Bonadio for the year ending December 31, 2022. A representative of Bonadio is expected to attend the annual meeting.

Even if the engagement of Bonadio is ratified, the Audit Committee, in its discretion, may direct the appointment of a different independent registered public accounting firm at any time during the year if it determines that such change would be in the best interests of Generations Bancorp and its stockholders.

Historical Change of Accountants

In connection with our MHC conversion stock offering, on April 30, 2020, Seneca-Cayuga Bancorp, Inc., our predecessor company, dismissed Bonadio and on May 5, 2020, Seneca-Cayuga Bancorp engaged BKD, LLP (“BKD”), an independent registered public accounting firm, to audit its consolidated financial statements as of and for the years ended December 31, 2019 and 2018. Prior to engaging BKD, Seneca-Cayuga Bancorp did not consult with BKD during the years ended December 31, 2019 and 2018 on the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on Seneca-Cayuga Bancorp’s consolidated financial statements, or any other matter that was the subject of a disagreement as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions or a reportable event as that term is defined in Item 304(a)(1)(v) of Regulation S-K. The engagement of BKD was approved by the audit committee of the Board of Directors of Seneca-Cayuga Bancorp.

Bonadio’s report on the consolidated financial statements of Seneca-Cayuga Bancorp as of and for the year ended December 31, 2019 did not contain an adverse opinion or disclaimer of opinion, nor was such report qualified or modified as to uncertainty, audit scope or accounting principles. During the fiscal year ended December 31, 2019, and the subsequent interim period through April 30, 2020, Seneca-Cayuga Bancorp had no disagreements with Bonadio on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to its satisfaction, would have caused Bonadio to make reference in connection with its opinion to the subject matter of the disagreement during its audit of the year ended December 31, 2019. During the fiscal year ended December 31, 2019, and the subsequent interim period through April 30, 2020, there were no “reportable events” as such term is defined in Item 304(a)(1)(v) of Regulation S-K.

Bonadio was provided with a copy of the above statements on or about September 1, 2020, and Seneca-Cayuga Bancorp requested that it furnish a letter to the Securities and Exchange Commission stating whether or not it agrees with these statements. Bonadio furnished a letter dated September 9, 2020 addressed to the Securities and Exchange Commission and filed as Exhibit 16 to Generations Bancorp’s registration statement stating its agreement with the above statements as they relate to Bonadio.

Set forth below is certain information concerning aggregate fees billed for professional services rendered by BKD, LLP during the years ended December 31, 2021 and 2020.

Audit Fees. The aggregate fees billed by BKD for professional services rendered for the audit of the Company’s annual consolidated financial statements, review of the consolidated financial statements included in the Quarterly Reports on Form 10Q, and services that are normally provided by BKD in connection with statutory and regulatory filings and engagements were $128,500 and $104,000 for the years ended December 31, 2021 and 2020, respectively.

Audit-Related Fees. The aggregate fees billed for professional services rendered by BKD for audit-related services were $0 and $129,000 for the years ended December 31, 2021 and 2020, respectively. The fees in 2020 related to work in connection with the Company’s second step conversion offering.

Tax Fees. There were no aggregate fees billed for professional services by BKD for tax services.

All Other Fees. There were no other fees incurred for professional services rendered by BKD for the years ended December 31, 2021 and 2020.

The Audit Committee’s current policy is to pre-approve all audit and non- audit services provided by the independent registered public accounting firm, either by approving an engagement prior to the engagement or pursuant to a pre-approval policy with respect to particular services, subject to the de minimis exceptions for non-audit services described in Section 10A(i)(1)(B) of the Securities Exchange Act of 1934, as amended. These services may include audit services, audit-related services, tax services, and other services. The Audit Committee may delegate pre-approval authority to one or more members of the Audit Committee when expedition of services is necessary. The independent registered public accounting firm and management are required to periodically report to the full Audit Committee regarding the extent of services provided by the independent registered public accounting firm in accordance with this pre-approval, and the fees for the services performed to date. The Audit Committee pre-approved 100% of audit-related fees and tax fees billed and paid during the years ended December 31, 2021 and 2020.

The Board of Directors recommends a vote “FOR” the ratification of Bonadio & Co., LLP as independent registered public accounting firm for the year ending December 31, 2022.

PROPOSAL III — APPROVAL OF GENERATIONS BANCORP NY, INC. 2022 EQUITY INCENTIVE PLAN

The Board of Directors has adopted, subject to stockholder approval, the Generations Bancorp NY, Inc. 2022 Equity Incentive Plan (the “2022 Equity Incentive Plan”). The Board of Directors believes the adoption of the 2022 Equity Incentive Plan is in the best interests of Generations Bancorp and its stockholders as a means of providing Generations Bancorp and Generations Bank with the ability to retain, reward, attract and incentivize employees and Directors in order to promote growth, improve performance and further align their interests with those of stockholders of Generations Bancorp through the ownership of additional shares of common stock of Generations Bancorp.

Why We Are Seeking Approval of the 2022 Equity Incentive Plan

Many companies with which we compete for Directors and employees, including management-level employees, are stockholder-owned companies that offer equity compensation as part of their overall compensation programs. By approving the 2022 Equity Incentive Plan, our stockholders will give us the flexibility we need to continue to attract and retain highly qualified employees and Directors by offering competitive compensation programs linked, in part, to the performance of our common stock. In addition, the 2022 Equity Incentive Plan will further align the interests of our Directors and employees, including our officers, with the interests of our stockholders by potentially increasing the ownership interests of our Directors and employees in the common stock of Generations Bancorp.

We completed our second-step mutual-to-stock conversion in January 2021. As part of the second-step conversion, we sold a total of 1,477,575 shares of common stock and raised approximately $14.8 million in gross proceeds from the stock offering. A substantial majority of financial institutions that complete a mutual-to-stock conversion have adopted equity-based incentive plans following their conversions. Our offering prospectus indicated our intent to adopt an equity incentive plan at some point following the mutual-to-stock conversion and described the regulatory requirements potentially applicable to an equity plan. Our prospectus also included the pro forma effect of awards granted under a future equity incentive plan.

Highlights of the 2022 Equity Incentive Plan

●	Share Reserve and Terms Generally Consistent with Banking Regulations and Industry Standards. In determining the size and terms of the 2022 Equity Incentive Plan, the Board of Directors and Compensation Committee considered a number of factors, including: (1) industry practices related to the adoption of equity-incentive plans by financial institutions following a mutual-to-stock conversion; and (2) applicable banking regulations related to the adoption of equity-incentive plans by converted financial institutions in certain circumstances. In this regard (and as described below), the maximum number of shares of common stock available under the 2022 Equity Incentive Plan for delivery pursuant to the exercise of stock options equals 10% of the number of shares of common stock sold in the stock offering and the maximum number of shares of common stock that may be issued as restricted stock or restricted stock units equals 4% of the number of shares of common stock sold in the stock offering.

●	Minimum Vesting Periods for Awards. Subject to limited exceptions for death, disability or an involuntary termination without cause at or following a change in control, the 2022 Equity Incentive Plan requires that at least 95% of the awards granted under the plan vest not more rapidly than over a period of one year.

●	Limits on Grants to Directors and Employees. The maximum number of shares of common stock that may be delivered to any one non-employee Director pursuant to the exercise of stock options and pursuant to the award of shares of restricted stock or restricted stock units under the 2022 Equity Incentive Plan is 5% (30% in the aggregate for all non-employee Directors) of the shares available under the plan for grant of stock options and shares of restricted stock or restricted stock units, respectively. The maximum number of shares of common stock that may be delivered to any one employee pursuant to the exercise of stock options and pursuant to the award of shares of restricted stock or restricted stock units under the 2022 Equity Incentive Plan is 25% of the shares available under the plan for grant of stock options and shares of restricted stock or restricted stock units, respectively.

●	Share Counting. The 2022 Equity Incentive Plan provides that, if an individual forfeits an option or award or if the period to exercise an option expires, the shares covered by the option or award will again become available for future grants. Shares withheld to cover taxes or used to pay the exercise price of stock options will not be available for future grants.

●	No Repricing. The 2022 Equity Incentive Plan prohibits repricing and the exchange of underwater options for cash or shares without stockholder approval.

●	No Single-Trigger Vesting upon a Change in Control. The 2022 Equity Incentive Plan requires “double trigger” vesting of awards upon a change in control, requiring both a change in control plus an involuntary termination or a resignation for “good reason,” except to extent an acquiror does not assume the awards.

●	No Dividends Prior to Vesting. The 2022 Equity Incentive Plan prohibits payment of dividends on restricted stock or dividend equivalent rights on restricted stock units prior to the vesting date of the underlying award and does not permit the payment of dividend equivalent rights on any stock option.

●	Clawback Policy. Awards under the 2022 Equity Incentive Plan are subject to the Company’s clawback policies, including under Section 954 of the Dodd-Frank Act, as well as the Company’s trading policy restrictions and hedging/pledging policy restrictions.

General

The following information summarizes the material features of the 2022 Equity Incentive Plan, which is qualified in its entirety by reference to the provisions of the 2022 Equity Incentive Plan, which is attached hereto as Appendix A. If there is a conflict between the terms of this disclosure and the terms of the 2022 Equity Incentive Plan, the terms of the 2022 Equity Incentive Plan will control.

Subject to permitted adjustments for certain corporate transactions, the 2022 Equity Incentive Plan authorizes the issuance or delivery to participants of up to 206,860 shares of Generations Bancorp common stock pursuant to grants of incentive and non-qualified stock options, restricted stock awards and restricted stock units. Of this number, the maximum number of shares of common stock we may issue under the 2022 Equity Incentive Plan pursuant to the exercise of stock options is 147,757 shares, and the maximum number of shares of common stock we may issue as restricted stock awards or restricted stock units is 59,103 shares. These amounts represent 10.0% and 4.0%, respectively, of the number of shares of common stock issued and sold in the stock offering.

The Compensation Committee will administer the 2022 Equity Incentive Plan. The Compensation Committee has full and exclusive power within the limitations set forth in the 2022 Equity Incentive Plan to make all decisions and determinations regarding: (1) the selection of participants and the granting of awards; (2) establishing the terms and conditions relating to each award; (3) adopting rules, regulations and guidelines for carrying out the purposes of the plan; and (4) interpreting the provisions of the plan and award agreements. The 2022 Equity Incentive Plan also permits the Compensation Committee to delegate all or part of its responsibilities and powers to any person or persons selected by it. The Compensation Committee may, subject to the limitations set forth in the 2022 Equity Incentive Plan, grant stock options and awards of restricted stock or restricted stock units to themselves and other members of the Board of Directors.

The Compensation Committee may not accelerate the vesting of awards to avoid the one-year minimum vesting requirement specified in the plan except in the event of death, disability or an involuntary termination without cause at or following a change in control. Subject to the foregoing prohibition, the Compensation Committee has the authority to reduce, eliminate or accelerate any restrictions or vesting requirements applicable to an award at any time after the grant of the award or to extend the time period to exercise a stock option, provided the extension complies with Section 409A of the Internal Revenue Code.

Eligibility

All employees with a title of not less than Senior Vice President and all Directors of Generations Bancorp and its subsidiaries, including Generations Bank, are eligible to receive awards under the 2022 Equity Incentive Plan, except that non-employees may not receive incentive stock options under the plan. As of April 8, 2022 (the latest practicable date before the printing of this proxy statement), there were eight non-employee Directors and four employees of Generations Bancorp and its subsidiary, Generations Bank, eligible to receive awards under the 2022 Equity Incentive Plan.

Types of Awards

The Compensation Committee may determine the type and terms and conditions of awards under the 2022 Equity Incentive Plan. Awards will be evidenced by award agreements approved by the Compensation Committee and delivered to participants. The award agreements will set forth the terms and conditions of each award. The Compensation Committee may grant incentive and non-qualified stock options, restricted stock awards and restricted stock units under the plan.

Stock Options. A stock option gives the recipient or “optionee” the right to purchase shares of common stock at a specified price for a specified period of time. The exercise price may not be less than the fair market value of the common stock on the date of grant. “Fair Market Value” for purposes of the 2022 Equity Incentive Plan means, if the common stock of Generations Bancorp is listed on a securities exchange, the closing sales price of the common stock or, if the common stock was not traded on a specific date, then on the immediately preceding date on which sales were reported. If the common stock is not traded on a securities exchange, the Compensation Committee will determine the fair market value in good faith and on the basis of objective criteria consistent with the requirements of the Internal Revenue Code. Stock Options may not have a term longer than ten years from the date of grant.

Stock options are either “incentive” stock options or “non-qualified” stock options. Incentive stock options have certain tax advantages and must comply with the requirements of Section 422 of the Internal Revenue Code. Only employees are eligible to receive incentive stock options. Shares of common stock purchased upon the exercise of a stock option must be paid for in full at the time of exercise: (1) either in cash or with stock valued at fair market value as of the day of exercise; (2) by a “cashless exercise” through a third party; (3) by a net settlement of the stock option using a portion of the shares obtained on exercise in payment of the exercise price; (4) by personal, certified or cashiers’ check; (5) by other property deemed acceptable by the Compensation Committee; or (6) by a combination of the foregoing. Stock options are subject to vesting conditions and restrictions as determined by the Compensation Committee.

Restricted Stock. A restricted stock award is a grant of common stock to a participant for no consideration, or any minimum consideration that may be required by applicable law. Restricted stock awards under the 2022 Equity Incentive Plan will be granted only in whole shares of common stock and are subject to vesting conditions and other restrictions established by the Compensation Committee consistent with the 2022 Equity Incentive Plan. Prior to their vesting, unless otherwise determined by the Committee, the recipient of a restricted stock award may exercise any voting rights with respect to common stock subject to an award and receive any dividends and distributions with respect to the common stock at the time the restricted stock vests.

Restricted Stock Units. Restricted stock units are similar to restricted stock awards in that the value of a restricted stock unit is denominated in shares of common stock. However, unlike a restricted stock award, no shares of stock are transferred to the participant until certain requirements or conditions associated with the award are satisfied. The limitation on the number of restricted stock awards available under the 2022 Equity Incentive Plan also applies to restricted stock units.

Limitations on Awards Under the Equity Incentive Plan

The following limits apply to awards under the 2022 Equity Incentive Plan:

●	The maximum number of shares of common stock available for awards under the 2022 Equity Incentive Plan equals 206,860 shares, of which up to 147,757 shares of common stock may be delivered pursuant to the exercise of stock options and 59,103 shares of common stock may be issued pursuant to restricted stock awards or restricted stock units.

●	The maximum number of shares of common stock that may be delivered to any one employee pursuant to the exercise of stock options and pursuant to restricted stock awards or restricted stock units is 36,939 shares and 14,775 shares, respectively (all of which may be granted in any one calendar year). These maximum amounts represent 25% of the maximum number of shares of common stock that may be delivered pursuant to the exercise of stock options and 25% of the number of shares of common stock that may be issued pursuant to restricted stock awards or restricted stock units.

●	The maximum number of shares of common stock that may be delivered to any one non-employee Director pursuant to the exercise of stock options and the issuance of restricted stock awards or restricted stock units is 7,387 shares and 2,955 shares, respectively (all of which may be granted in any one calendar year). These maximum amounts represent 5% of the maximum number of shares of common stock that may be delivered pursuant to the exercise of stock options and 5% of the maximum number of shares of common stock that may be issued pursuant to restricted stock awards or restricted stock units. The Compensation Committee may, subject to these limitations and any other applicable limitations set forth in the 2022 Equity Incentive Plan, grant stock options and awards of restricted stock or restricted stock units to themselves and other members of the Board of Directors.

●	The maximum number of shares of common stock that may be delivered to all non-employee Directors, in the aggregate, pursuant to the exercise of stock options and the issuance of restricted stock awards or restricted stock units is 44,327 shares and 17,730 shares, respectively (all of which may be granted in any one calendar year). These maximum amounts represent 30% of the maximum number of shares of common stock that may be delivered pursuant to the exercise of stock options and 30% of the maximum number of shares of common stock that may be issued pursuant to restricted stock awards or restricted stock units.

●	Non-employee Directors, listed below, who are in the service of Generations Bancorp as of the annual stockholder meeting will automatically receive initial grants of 2,770 stock options (which represents approximately 1.87% of the maximum number of stock options available for grant) and 1,108 restricted stock awards (which represents approximately 1.87% of the maximum number of restricted stock awards available for grant). The awards will vest at the rate of 20% per year commencing on the first anniversary of the date of grant.

If there is a corporate transaction involving the stock of Generations Bancorp (including, without limitation, any stock dividend, stock split or other special and nonrecurring dividend or distribution, recapitalization, reorganization, merger, consolidation, spin-off, combination or exchange of shares), the Compensation Committee will, in an equitable manner, adjust the number and kind of securities available for grants of stock options, restricted stock awards or restricted stock units, the number and kind of securities that may be delivered or deliverable with respect to outstanding stock options, restricted stock awards and restricted stock units, and the exercise price of stock options.

In addition, the Compensation Committee is authorized to make certain other adjustments to the terms and conditions of stock options, restricted stock awards and restricted stock units consistent with the terms of the plan.

The closing sale price of Generations Bancorp’s common stock as quoted on the NASDAQ Capital Market on April 8, 2022 (the latest practicable date before the printing of this proxy statement) was $11.70 per share.

Prohibition Against Repricing of Options. The 2022 Equity Incentive Plan provides that neither the Compensation Committee nor the Board of Directors may make any adjustment or amendment to the plan or an award that reduces or would have the effect of reducing the exercise price of a previously granted stock option.

Prohibition on Transfer. Generally, all awards, except non-qualified stock options, granted under the 2022 Equity Incentive Plan are not transferable, except by will or in accordance with the laws of intestate succession. Awards may be transferable pursuant to a qualified domestic relations order. At the Compensation Committee’s sole discretion, an individual may transfer non-qualified stock options for valid estate planning purposes in a manner consistent with the Internal Revenue Code and federal securities laws. During the life of the participant, only the participant may exercise stock options. However, a participant may designate a beneficiary to exercise stock options or receive any rights that may exist upon the participant’s death with respect to awards granted under the 2022 Equity Incentive Plan.

Performance Measures

The Compensation Committee may use performance measures for vesting purposes with respect to awards granted under the 2022 Equity Incentive Plan. The performance measures may include one or more of the following: book value or tangible book value per share; basic earnings per share (e.g., earnings before interest and taxes, earnings before interest, taxes, depreciation and amortization; or earnings per share); basic cash earnings per share; diluted earnings per share; return on assets; cash return on assets; return on equity; cash return on equity; return on tangible equity; cash return on tangible equity; net income or net income before taxes; net interest income; non-interest income; non-interest expense to average assets ratio; cash general and administrative expense to average assets ratio; efficiency ratio; cash efficiency ratio; operating efficiency ratio; financial return ratios; core earnings, capital; increase in revenue; total stockholder return; total shareholder return including special dividends; net operating income, operating income; net interest margin or net interest rate spread; cash flow; cash earnings; stock price; assets, growth in assets, loans or deposits, asset quality level, charge offs, loan reserves, non-performing assets, loans, deposits, growth of loans, loan production volume, non-performing loans, deposits or assets; non-performing asset ratio; regulatory compliance or safety and soundness; achievement of balance sheet or income statement objectives and strategic business objectives, or any combination of these or other measures determined by the Compensation Committee.

The Compensation Committee may base the measures on the performance of Generations Bancorp as a whole or of any one or more subsidiaries or business units and may measure performance relative to a peer group, an index or a business plan. Performance measures may be considered as absolute measures or changes in measures. In establishing performance measures, the Compensation Committee may provide for the inclusion or exclusion of certain items.

Dividend Equivalents

The Compensation Committee is authorized to grant dividend equivalents with respect to restricted stock units available under the 2022 Equity Incentive Plan. A dividend equivalent right confers on the participant the right to receive payments equal to cash dividends or distributions with respect to all or a portion of the number of shares of stock subject to the award. Unless otherwise determined by the Compensation Committee, the dividend equivalent right will be paid at the time the award is settled.

Vesting of Awards

The Compensation Committee will specify the vesting schedule or conditions of each award. Unless the Compensation Committee specifies a different vesting schedule at the time of grant, awards under the 2022 Equity Incentive Plan, other than performance awards, will be granted with a vesting rate not exceeding 20% per year, with the initial installment vesting no earlier than the one -year anniversary of the date of grant. If the vesting of an award under the 2022 Equity Incentive Plan is conditioned on the completion of a specified period of service with Generations Bancorp or its subsidiaries, without the achievement of performance measures or objectives, then the required period of service for full vesting will be determined by the Compensation Committee and evidenced in an award agreement. Notwithstanding anything to the contrary in the 2022 Equity Incentive Plan, at least 95% of the awards available under the plan may not vest more rapidly than over a period of one year, unless accelerated due to death, disability or an involuntary termination of employment or service at or following a change in control. Unless otherwise determined by the Compensation Committee, vesting will accelerate upon death, disability, an involuntary termination of employment or service at or following a change in control or, subject to the foregoing requirements and in a manner consistent with the plan, at the discretion of the Compensation Committee.

Change in Control

Unless otherwise provided in an award agreement, at the time of an involuntary termination of employment or service at or following a change in control, all stock options then held by the participant will become fully earned and exercisable (subject to the expiration provisions otherwise applicable to the stock option). All stock options may be exercised for a period of one year following the participant’s involuntary termination, provided, however, that no stock option will be eligible for treatment as an incentive stock option if the individual exercises the stock option more than three months following involuntary termination of employment. At the time of an involuntary termination of employment or service at or following a change in control, all awards of restricted stock and restricted stock units will immediately become fully vested. If there is a change in control, any performance measures will be deemed satisfied at the “target” level as of the date of the change in control and vest pro-rata based on the portion of the performance period elapsed at the date of the change in control, unless data supports and the Compensation Committee certifies that the performance measures have been achieved at a level higher than the target level as of the effective date of the change in control, in which case, the performance award will vest at the higher level.

Notwithstanding the foregoing, if an acquiring corporation of Generations Bancorp or Generations Bank fails to assume the awards granted under the 2022 Equity Incentive Plan or fails to convert the awards to awards for the acquiring corporation’s stock options, restricted stock or restricted stock units, the awards will vest immediately at the effective time of the change in control.

Amendment and Termination

The Board of Directors may, at any time, amend or terminate the 2022 Equity Incentive Plan or any award granted under the 2022 Equity Incentive Plan, provided that, except as provided in the plan, no amendment or termination may adversely impair the rights of a participant or beneficiary under an award without the participant’s (or the affected beneficiary’s) written consent. The Board of Directors may not amend the 2022 Equity Incentive Plan to materially increase the benefits accruing to participants under the plan, materially increase the aggregate number of securities that may be issued under the plan (other than as provided in the 2022 Equity Incentive Plan), or materially modify the requirements for participation in the plan, without approval of stockholders. Notwithstanding the foregoing, the Compensation Committee may amend the 2022 Equity Incentive Plan or any award agreement, to take effect retroactively or otherwise, to conform the plan or an award agreement to current or future law or to avoid an accounting treatment resulting from an accounting pronouncement or interpretation issued by the Securities and Exchange Commission or Financial Accounting Standards Board subsequent to the adoption of the 2022 Equity Incentive Plan, or the making of the award affected thereby, which, in the sole discretion of the Compensation Committee, may materially and adversely affect the financial condition or results of operations of Generations Bancorp.

Duration of Plan

The 2022 Equity Incentive Plan will become effective upon approval by the stockholders at the annual stockholder meeting. The 2022 Equity Incentive Plan will remain in effect as long as any award under it is outstanding; however, no awards may be granted under the 2022 Equity Incentive Plan on or after the ten-year anniversary of the effective date of the plan. As discussed above, at any time, the Board of Directors may terminate the 2022 Equity Incentive Plan.

Federal Income Tax Considerations

The following is a summary of the current federal income tax consequences with respect to awards under the 2022 Equity Incentive Plan:

Non-Qualified Stock Options. The grant of a non-qualified stock option will not result in taxable income to the participant. Except as described below, the participant will recognize ordinary income at the time of exercise in an amount equal to the excess of the fair market value of the shares acquired over the exercise price for those shares, and Generations Bancorp will be entitled to a corresponding deduction for tax purposes. Gains or losses realized by the individual upon disposition of the acquired shares will be treated as capital gains and losses, with the cost basis in the shares equal to the fair market value of the shares at the time of exercise.

Incentive Stock Options. The grant of an incentive stock option will not result in taxable income to the participant. The exercise of an incentive stock option also will not result in taxable income to the participant, provided the participant was, without a break in service, an employee of Generations Bancorp or a subsidiary during the period beginning on the date of the grant of the option and ending on the date three months before the date of exercise (one year before the date of exercise if the participant becomes disabled, as that term is defined in the Internal Revenue Code).

The excess of the fair market value of the shares at the time of the exercise of an incentive stock option over the exercise price is an adjustment that is included in the calculation of the participant’s alternative minimum taxable income for the tax year in which the incentive stock option is exercised. For purposes of determining the participant’s alternative minimum tax liability for the year of disposition of the shares acquired pursuant to the incentive stock option exercise, the participant will have a basis in those shares equal to the fair market value of the shares at the time of exercise.

If the participant does not sell or otherwise dispose of the shares within two years from the date of the grant of the incentive stock option or within one year after the exercise of the stock option, then, upon disposition of the acquired shares, any amount realized in excess of the exercise price will be taxed as a capital gain. A capital loss will be recognized to the extent that the amount realized is less than the exercise price. If these holding period requirements are not met, the participant will generally recognize ordinary income at the time of the disposition of the shares, in an amount equal to the lesser of: (1) the excess of the fair market value of the shares on the date of exercise over the exercise price; or (2) the excess, if any, of the amount realized upon disposition of the shares over the exercise price, and Generations Bancorp will be entitled to a corresponding deduction. If the amount realized exceeds the value of the shares on the date of exercise, any additional amount will be a capital gain. If the amount realized is less than the exercise price, the participant will recognize no income, and a capital loss will be recognized equal to the excess of the exercise price over the amount realized upon the disposition of the shares.

Restricted Stock. A participant will not realize taxable income at the time of the grant of restricted stock, provided that the stock subject to the award is not delivered at the time of grant, or if the stock is delivered, it is subject to restrictions that constitute a “substantial risk of forfeiture” for federal income tax purposes. Upon the later of delivery or vesting of shares subject to an award, the holder will recognize ordinary income in an amount equal to the then fair market value of those shares and Generations Bancorp will be entitled to a corresponding deduction for tax purposes. Gains or losses realized by the participant upon disposition of the shares will be treated as capital gains and losses, with the basis in the shares equal to the fair market value of the shares at the time of delivery or vesting. Dividends paid to the holder during the restriction period, if so provided, will also be compensation income to the participant, and Generations Bancorp will be entitled to a corresponding deduction for tax purposes. A participant who makes an election under Section 83(b) of the Internal Revenue Code will include the full fair market value of the restricted stock award in taxable income in the year of grant at the grant date fair market value.

Restricted Stock Unit. A participant who has been granted a restricted stock unit will not realize taxable income as long as the award remains in the form of a restricted stock unit. When the restricted stock unit is extinguished and the award is settled, the tax consequences for restricted stock awards (see paragraph above) will be recognized. A restricted stock unit does not have voting rights or dividend rights. However, the Compensation Committee may grant dividend equivalent rights. Since no stock is transferred to the participant on the grant date of the restricted stock unit, an election to have the restricted stock unit taxed at the grant date cannot be made since Section 83(b) of the Internal Revenue Code requires a transfer of stock.

Withholding of Taxes. Generations Bancorp may withhold amounts from participants to satisfy tax withholding requirements. Except as otherwise provided by the Compensation Committee, participants may have shares withheld from awards to satisfy the tax withholding requirements, provided the withholding does not trigger adverse accounting consequences.

Change in Control. Any acceleration of the vesting or payment of awards under the 2022 Equity Incentive Plan in the event of a change in control or termination of employment or service following a change in control may cause part or all of the consideration involved to be treated as an “excess parachute payment” under Section 280G of the Internal Revenue Code, which may subject the participant to a 20% excise tax and preclude a deduction by Generations Bancorp with respect to the awards.

Deduction Limits. Section 162(m) of the Internal Revenue Code generally limits our ability to deduct for tax purposes compensation in excess of $1.0 million per year for each of our principal executive officer, principal financial officer and other executive officers named in the summary compensation table (each, a “covered employee”) of our annual proxy statement, as well as any employee who has been designated a covered employee for any fiscal year beginning after December 31, 2016. Compensation resulting from awards under the 2022 Equity Incentive Plan will be counted toward the $1.0 million limit.

Tax Advice. The preceding discussion is based on federal tax laws and regulations currently in effect, which are subject to change, and the discussion does not purport to be a complete description of the federal income tax aspects of the 2022 Equity Incentive Plan. A participant may also be subject to state and local taxes in connection with the grant of awards under the 2022 Equity Incentive Plan. Generations Bancorp suggests participants consult with their individual tax advisors to determine the applicability of the tax rules to the awards granted to them.

Accounting Treatment

Under Financial Accounting Standards Board Accounting Standards Codification Topic 718, Generations Bancorp is required to recognize compensation expense on its income statement over the requisite service period or performance period based on the grant date fair value of stock options and other equity-based compensation (such as restricted stock).

Awards to be Granted

The Board of Directors has adopted the 2022 Equity Incentive Plan, contingent upon stockholder approval. If the 2022 Equity Incentive Plan is approved by stockholders, the Compensation Committee may meet promptly after stockholder approval or at a later time to determine the specific terms of the awards, including the allocation of awards to executive officers and employees. At the present time, except as described above and set forth below regarding non-employee Directors, no specific determination has been made as to the grant or allocation of any awards to executive officers and employees.

Clawback Policy

The 2022 Equity Incentive Plan provides that if Generations Bancorp is required to prepare an accounting restatement due to its material noncompliance, as a result of misconduct, with any financial reporting requirement under the federal securities laws, any participant who is subject to automatic forfeiture under Section 304 of the Sarbanes-Oxley Act of 2002 or who, if applicable, is subject to clawback under Section 954 of the Dodd -Frank Act must reimburse Generations Bancorp with the required amount of any payment in settlement of an award earned or accrued during the 12-month period following the first public issuance or filing with the Securities and Exchange Commission (whichever first occurred) of the financial document embodying such financial reporting requirement. In addition, awards granted under the 2022 Equity Incentive Plan are subject to any clawback policy adopted by the Board of Directors.

Initial Grants to Certain Non-Employee Directors

Non-employee Directors who are in the service of Generations Bancorp on the date of the annual meeting will automatically be granted the following stock options and restricted stock awards, as of the date of the annual meeting, provided that stockholders approve the 2022 Equity Incentive Plan:

	Restricted Stock Awards
Name of Non-Employee Directors	Dollar Value ($) (1)	Number of Awards
Dr. Jose A. Acevedo	12,963	1,108
Cynthia S. Aikman	12,963	1,108
James E. Gardner	12,963	1,108
Bradford M. Jones	12,963	1,108
Gerald Macaluso	12,963	1,108
Dr. Frank J. Nicchi	12,963	1,108
Dr. August P. Sinicropi	12,963	1,108
Vincent P. Sinicropi	12,963	1,108
Non-Employee Directors as a Group (8 persons)	103,704	8,864

(1)	Amounts are based on the fair market value of Generations Bancorp common stock on April 8, 2022 (the latest practicable date before the printing of this proxy statement) of $11.70 per share. The actual value of the awards is not determinable since their value will depend upon the fair market value of Generations Bancorp common stock on the date of grant.

	Stock Option Awards
Name of Non-Employee Directors	Dollar Value ($) (1)	Number of Awards
Dr. Jose A. Acevedo	—	2,770
Cynthia S. Aikman	—	2,770
James E. Gardner	—	2,770
Bradford M. Jones	—	2,770
Gerald Macaluso	—	2,770
Dr. Frank J. Nicchi	—	2,770
Dr. August P. Sinicropi	—	2,770
Vincent P. Sinicropi	—	2,770
Non-Employee Directors as a Group (8 persons)		22,160

(1)	Amounts are not determinable because the actual value of the stock options realized will depend on the extent to which the fair market value of Generations Bancorp common stock exceeds the exercise price of the stock option on the date of exercise.

These grants will vest over a five-year period, with 20% becoming vested after the completion of one year of service following the date of grant and then 20% percent becoming vested each year of continued service thereafter for the next four years, subject to accelerated vesting upon death, disability, or an involuntary termination of service at or following a change in control. The exercise price of the stock options will equal the fair market value of Generations Bancorp common stock on the date of grant.

The Compensation Committee believes the proposed awards are reasonable and intended to continue to align the economic interest of the Directors with other stockholders, consistent with prevailing compensation practices in the competitive marketplace for similarly-situated financial institutions.

Any future grants to employees and Directors under the 2022 Equity Incentive Plan will be determined at the discretion of the Compensation Committee which may meet promptly after the approval of the plan. As of this time, the Compensation Committee has made no determination with respect to future grants to Directors of Generations Bancorp or to any named executive officer.

Required Vote and Recommendation of the Board of Directors

In order to approve the 2022 Equity Incentive Plan, the proposal must receive the affirmative vote of a majority of the votes cast on this proposal at the annual stockholder meeting. The Board of Directors recommends a vote “FOR” the approval of the 2022 Equity Incentive Plan.

STOCKHOLDER PROPOSALS AND NOMINATIONS

In order to be eligible for inclusion in the proxy materials for our 2023 Annual Meeting of Stockholders, any stockholder proposal to take action at such meeting must be received at Generations Bancorp’s executive office, 20 East Bayard Street, Seneca Falls, New York 13148, no later than December 15, 2022, which is 120 days prior to the first anniversary of the date of these proxy materials. If the date of the 2023 Annual Meeting of Stockholders is changed by more than 30 days from the anniversary date of the 2022 annual meeting, any stockholder proposal must be received at a reasonable time before the Company prints or mails proxy materials for such meeting. Any such proposal will be subject to the requirements of the proxy rules adopted under the Securities Exchange Act of 1934, as amended, and as with any stockholder proposal (regardless of whether included in the Company’s proxy materials), the Company’s articles of incorporation and Bylaws and the Maryland General Corporation Law.

Additionally, in accordance with SEC Rule 14a -19, a shareholder intending to engage in a Directors election contest at the 2023 Annual Meeting of Shareholders must give the Company notice of its intent to solicit proxies by providing the names of its nominees and certain other information by March 20, 2023.

ADVANCE NOTICE OF BUSINESS TO BE CONDUCTED AT ANNUAL MEETING

The Company’s Bylaws generally provides that any stockholder desiring to make a proposal for new business at an annual meeting of stockholders or to nominate one or more candidates for election as Directors must provide a written notice delivered or mailed to and received by the Corporate Secretary of Generations Bancorp at our principal executive office not less than 90 days nor more than 100 days before the anniversary of the prior year’s annual meeting of stockholders; provided, however, that if the date of the annual meeting is advanced more than thirty (30) days before the anniversary of the prior year’s annual meeting of stockholders, such written notice shall be timely only if delivered or mailed to and received by the Corporate Secretary of Generations Bancorp at the principal executive office of the Company no earlier than the day on which public disclosure of the date of such annual meeting is first made and not later than the 10th day following the earlier of the day notice of the meeting was mailed to stockholders or such public disclosure was made. The notice must include the stockholder’s name, record address, and number of shares owned, describe briefly the proposed business, the reasons for bringing the business before the annual meeting, and any material interest of the stockholder in the proposed business. In the case of nominations to the Board of Directors, certain information regarding the nominee must be provided. Nothing in this paragraph shall be deemed to require the Company to include in the proxy statement and proxy relating to an annual meeting any stockholder proposal that does not meet all of the requirements for inclusion established by the SEC in effect at the time such proposal is received.

The 2023 annual meeting of stockholders is expected to be held on May 18, 2023. For the 2023 meeting of shareholders notice would have to be received between February 6, 2023 to February 16, 2023.

OTHER MATTERS

The Board of Directors is not aware of any business to come before the annual meeting other than the matters described above in the Proxy Statement. However, if any matters should properly come before the annual meeting, it is intended that the Board of Directors, as holders of the proxies, will act as determined by a majority vote.

MISCELLANEOUS

A COPY OF GENERATION BANCORP’S ANNUAL REPORT FOR THE YEAR ENDED DECEMBER 31, 2021 WILL BE FURNISHED WITHOUT CHARGE TO STOCKHOLDERS AS OF THE RECORD DATE UPON WRITTEN REQUEST TO INVESTOR RELATIONS, 20 EAST BAYARD STREET, SENECA FALLS, NEW YORK 13148 OR BY CALLING (315) 568-1167.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS

Generations Bancorp’s Proxy Statement, including the Notice of the Annual Meeting of Stockholders, and the 2021 meeting materials are available on the Internet at www.generationsbancorpny.com/annual-meeting.

By Order of the Board of Directors,

Lori M. Parish
Corporate Secretary

Seneca Falls, New York
April 14, 2022

(This page intentionally left blank)

Appendix A

Generations Bancorp, NY, Inc.

2022 EQUITY INCENTIVE PLAN

ARTICLE 1 - GENERAL

Section 1.1       Purpose, Effective Date and Term. The purpose of this Generations Bancorp, NY, Inc. 2022 Equity Incentive Plan (the “Plan”) is to promote the long-term financial success of Generations Bancorp, NY, Inc. (the “Company”), and its Subsidiaries, including Generations Bank (the “Bank”) by providing a means to attract, retain and reward individuals who contribute to that success and to further align their interests with those of the Company’s stockholders through the ownership of shares of Company Stock. The “Effective Date” of the Plan shall be the date on which the Plan satisfies the applicable stockholder approval requirements. The Plan will remain in effect as long as any Awards remain outstanding; provided, however, that no Awards may be granted under the Plan after the day immediately prior to the ten-year anniversary of the Effective Date.

Section 1.2       Administration. The Plan shall be administered by the Compensation Committee of the Board of Directors (the “Committee”), in accordance with Section 5.1.

Section 1.3       Participation. Each individual who is granted or holds an Award in accordance with the terms of the Plan will be a Participant in the Plan (a “Participant”). The grant of Awards shall be limited to Employees with a title of not less than Senior Vice President and Directors.

Section 1.4        Definitions. Capitalized terms used in the Plan are defined in Article 8 and elsewhere in the Plan.

ARTICLE 2 - AWARDS

Section 2.1        General. Any Award under the Plan may be granted singularly, or in combination with another Award (or Awards). Each Award under the Plan shall be subject to the terms and conditions of the Plan and any additional terms, conditions, limitations and restrictions provided by the Committee with respect to the Award and as evidenced in an Award Agreement. Every Award under the Plan shall require a written Award Agreement. Subject to the provisions of Section 2.2(1)(d), an Award may be granted as an alternative to or replacement of an existing award under the Plan or any other plan of the Company or any Subsidiary (provided, however, that no reload Awards shall be granted hereunder) or as the form of payment for grants or rights earned or due under any other compensation plan or arrangement of the Company or its Subsidiaries, including without limitation the plan of any entity acquired by the Company or any Subsidiary. The types of Awards that may be granted under the Plan include:

(a)           Stock Options. A Stock Option means a grant under Section 2.2 that represents the right to purchase shares of Stock at an Exercise Price established by the Committee. Any Stock Option may be either an Incentive Stock Option (an “ISO”) that is intended to satisfy the requirements applicable to an “incentive stock option” described in Code Section 422(b), or a Non-Qualified Stock Option (a “Non-Qualified Option”) that is not intended to be an ISO, provided, however, that no ISOs may be granted: (i) after the ten-year anniversary of the Effective Date or the date the Plan is approved by the Board of Directors, whichever is earlier, or (ii) to a non-employee. Unless otherwise specifically provided by its terms, any Stock Option granted under the Plan to an employee shall be an ISO to the maximum extent permitted. Any ISO granted under this Plan that does not qualify as an ISO for any reason (whether at the time of grant or as the result of a subsequent event) shall be deemed to be a Non-Qualified Option. In addition, any ISO granted under this Plan may be unilaterally modified by the Committee to disqualify the Stock Option from ISO treatment such that it shall become a Non-Qualified Option; provided however, that any modification will be ineffective if it causes the Award to be subject to Code Section 409A (unless, as modified, the Award complies with Code Section 409A).

(b            Restricted Stock Awards. A Restricted Stock Award means a grant of shares of Stock under Section 2.3 for no consideration or for such minimum consideration as may be required by applicable law, subject to a time-based vesting schedule or the satisfaction of market conditions or performance conditions.

(c)           Restricted Stock Units. A Restricted Stock Unit means a grant under Section 2.4 denominated in shares of Stock that is similar to a Restricted Stock Award except no shares of Stock are actually awarded on the date of grant of a Restricted Stock Unit. A Restricted Stock Unit is subject to a time-based vesting schedule or the satisfaction of market conditions or performance conditions and shall be settled in shares of Stock; provided, however, that in the sole discretion of the Committee, determined at the time of settlement, a Restricted Stock Unit may be settled in cash based on the Fair Market Value of a share of Stock multiplied by the number of Restricted Stock Units being settled.

(d)           Performance Awards. A Performance Award means an Award under Sections 2.2, 2.3 or 2.4 that vests upon the achievement of one or more specified performance measures, as further set forth in Section 8.1 under “Performance Award”.

Section 2.2        Stock Options.

(a)           Grant of Stock Options. Each Stock Option shall be evidenced by an Award Agreement that specifies: (i) the number of Stock Options covered by the Stock Option; (ii) the date of grant of the Stock Option and the Exercise Price; (iii) the vesting period or conditions to vesting; and (iv) such other terms and conditions not inconsistent with the Plan, including the effect of termination of a Participant’s employment or Service with the Company as the Committee may, in its discretion, prescribe. Stock Options may be granted as Performance Awards.

(b)           Terms and Conditions. A Stock Option shall be exercisable in accordance with such terms and conditions and during such periods as may be established by the Committee. In no event, however, shall a Stock Option expire later than ten (10) years after the date of its grant (or five (5) years with respect to an ISO granted to an Employee who is a 10% Stockholder). The “Exercise Price” of each Stock Option shall not be less than 100% of the Fair Market Value of a share of Stock on the date of grant (or, if greater, the par value of a share of Stock); provided, however, that the Exercise Price of an ISO shall not be less than 110% of Fair Market Value of a share of Stock on the date of grant if granted to a 10% Stockholder; further, provided, that the Exercise Price may be higher or lower in the case of Stock Options granted or exchanged in replacement of existing Awards held by an employee or Director of an acquired entity. The payment of the Exercise Price of a Stock Option shall be by cash or, subject to limitations imposed by applicable law, by such other means as the Committee may from time to time permit, including: (i) by tendering, either actually or constructively by attestation, shares of Stock valued at Fair Market Value as of the date of exercise; (ii) by irrevocably authorizing a third party, acceptable to the Committee, to sell shares of Stock (or a sufficient portion of the shares) acquired upon exercise of the Stock Option and to remit to the Company a sufficient portion of the sale proceeds to pay the entire Exercise Price and any tax withholding resulting from such exercise; (iii) by net settlement of the Stock Option, using a portion of the shares obtained on exercise in payment of the Exercise Price of the Stock Option (and if applicable, tax withholding); (iv) by personal, certified or cashier’s check; (v) by other property deemed acceptable by the Committee; or (vi) by any combination thereof. The total number of shares that may be acquired upon the exercise of a Stock Option shall be rounded down to the nearest whole share, with cash-in-lieu paid by the Company, at its discretion, for the value of any fractional share.

(c)        Prohibition of Cash Buy-Outs of Underwater Stock Options. Under no circumstances will any Stock Option with an Exercise Price as of an applicable date that is greater than the Fair Market Value of a share of Stock as of the same date that was granted under the Plan be bought back by the Company without shareholder approval.

(d)        Prohibition Against Repricing. Except for adjustments pursuant to Section 3.4, and reductions of the Exercise Price approved by the Company’s shareholders, neither the Committee nor the Board of Directors shall have the right or authority to make any adjustment or amendment that reduces or would have the effect of reducing the Exercise Price of a Stock Option previously granted under the Plan, whether through amendment, cancellation (including cancellation in exchange for a cash payment in excess of the Award’s in-the-money value or in exchange for Stock Options or other Awards), replacement grants, or other means.

(e)        Prohibition on Paying Dividends. No dividends shall be paid on Stock Options and no Dividend Equivalent Rights may be granted with respect to Stock Options.

Section 2.3.         Restricted Stock Awards.

(a)         Grant of Restricted Stock. Each Restricted Stock Award shall be evidenced by an Award Agreement, that specifies: (i) the number of shares of Stock covered by the Restricted Stock Award; (ii) the date of grant of the Restricted Stock Award; (iii) the vesting period or conditions to vesting; and (iv) such other terms and conditions not inconsistent with the Plan, including the effect of termination of Participant’s employment or Service with the Company as the Committee may, in its discretion, prescribe. Restricted Stock Awards may be granted as Performance Awards. All Restricted Stock Awards shall be in the form of issued and outstanding shares of Stock. Restricted Stock granted under the Plan may be evidenced in such manner as the Committee shall determine, including electronically and/or solely on the books and records maintained by the transfer agent. If certificates representing Restricted Stock are registered in the name of the Participant, the Committee may require that such certificates bear an appropriate legend referring to the terms, conditions and restrictions applicable to such Restricted Stock (including that the Restricted Stock may not be sold, encumbered, hypothecated or otherwise transferred except in accordance with the terms of the Plan and Award Agreement) and/or that the Company retain physical possession of the certificates, and that the Participant deliver a stock power to the Company, endorsed in blank, relating to the Restricted Stock.

(b)       Terms and Conditions. Each Restricted Stock Award shall be subject to the following terms and conditions:

(i)      Dividends. No cash dividends shall be paid with respect to any Restricted Stock Awards unless and until the Participant vests in the underlying share(s) of Restricted Stock. Upon the vesting of a Restricted Stock Award, any dividends declared but not paid during the vesting period shall be paid within thirty (30) days following the vesting date. Any stock dividends declared on shares of Stock subject to a Restricted Stock Award shall be subject to the same restrictions and shall vest at the same time as the shares of Restricted Stock from which said dividends were derived. All unvested dividends shall be forfeited by the Participants to the extent their underlying Restricted Stock Awards are forfeited.

(ii)     Voting Rights. Unless the Committee determines otherwise with respect to any Restricted Stock Award and specifies such determination in the relevant Award Agreement, a Participant shall have voting rights related to unvested, non-forfeited Restricted Stock Awards and the voting rights may be exercised by the Participant in his or her discretion.

(iii)    Tender Offers and Merger Elections. Each Participant to whom a Restricted Stock Award is granted shall have the right to respond, or to direct the response, with respect to the related shares of Restricted Stock, to any tender offer, exchange offer, cash/stock merger consideration election or other offer made to, or elections made by, the holders of shares of Stock. Such a direction for any shares of Restricted Stock shall be given by proxy or ballot (if the Participant is the beneficial owner of the shares of Restricted Stock for voting purposes) or by completing and filing, with the inspector of elections, the trustee or such other person who shall be independent of the Company as the Committee shall designate in its direction (if the Participant is not a beneficial owner), a written direction in the form and manner prescribed by the Committee. If no direction is given, then the shares of Restricted Stock shall not be tendered.

Section 2.4          Restricted Stock Units.

(a)         Grant of Restricted Stock Unit Awards. Each Restricted Stock Unit shall be evidenced by an Award Agreement that specifies: (i) the number of Restricted Stock Units covered by the Award; (ii) the date of grant of the Restricted Stock Units; (iii) the Restriction Period; and (iv) such other terms and conditions not inconsistent with the Plan, including the effect of termination of a Participant’s employment or Services with the Company as the Committee may, in its discretion, prescribe.

(b)         Terms and Conditions. Each Restricted Stock Unit Award shall be subject to the following terms and conditions:

(i)                 A Restricted Stock Unit Award shall be similar to a Restricted Stock Award except that no shares of Stock are actually awarded to the recipient on the date of grant. The Committee shall impose such conditions and/or restrictions on any Restricted Stock Unit Award granted pursuant to the Plan as it may deem advisable including, without limitation, a requirement that Participants pay a stipulated purchase price for each Restricted Stock Unit, time-based restrictions and vesting following the attainment of performance measures, restrictions under applicable laws or under the requirements of any Exchange or market upon which shares of Stock may be listed, or holding requirements or sale restrictions placed by the Company upon vesting of the Restricted Stock Units. The Committee may make grants of Restricted Stock Units upon such terms and conditions as it may determine, which may include, but is not limited to, deferring receipt of the underlying shares of Stock provided the deferral complies with Section 409A of the Code and applicable provisions of the Plan.

(ii)                Restricted Stock Units may be granted as Performance Awards.

(iii)               Subject to the provisions of the Plan and the applicable Award Agreement, during the period, if any, set by the Committee, commencing with the date of grant of a Restricted Stock Unit for which a Participant’s continued Service is required (the “Restriction Period”), and until the later of (A) the expiration of the Restriction Period and (B) the date the applicable performance measures (if any) are satisfied, the Participant shall not be permitted to sell, assign, transfer, pledge or otherwise encumber Restricted Stock Units.

(iv)              A Participant shall have no voting rights with respect to any Restricted Stock Units granted hereunder.

(v)               No dividends shall be paid on Restricted Stock Units. In the sole discretion of the Committee, exercised at the time of grant, Dividend Equivalent Rights may be assigned to Restricted Stock Units. A Dividend Equivalent Right, if any, shall be paid at the same time as the shares of Stock or cash subject to the Restricted Stock Unit are distributed to the Participant and is otherwise subject to the same rights and restrictions as the underlying Restricted Stock Unit.

Section 2.5         Vesting of Awards. The Committee shall specify the vesting schedule or conditions of each Award. At least ninety-five percent (95%) of all Awards under the Plan shall be subject to a vesting requirement of at least one year of Service following the grant of the Award and evidenced in the Award Agreement, subject to acceleration of vesting, to the extent authorized by the Committee or set forth in the Award Agreement, upon the Participant’s death, Disability or in connection with an Involuntary Termination at or following a Change in Control as set forth in Article IV.

Section 2.6         Deferred Compensation. Subject to approval by the Committee before an election is made, an Award of Restricted Stock Units may be deferred pursuant to a valid deferral election made by a Participant. If a deferral election is made by a Participant, the Award Agreement shall specify the terms of the deferral and shall constitute the deferral plan pursuant to the requirements of Code Section 409A. If any Award would be considered “deferred compensation” as defined under Code Section 409A (“Deferred Compensation”), the Committee reserves the absolute right (including the right to delegate such right) to unilaterally amend the Plan or the Award Agreement, without the consent of the Participant, to maintain exemption from, or to comply with, Code Section 409A. Any amendment by the Committee to the Plan or an Award Agreement pursuant to this Section 2.6 shall maintain, to the extent practicable, the original intent of the applicable provision without violating Code Section 409A. A Participant’s acceptance of any Award under the Plan constitutes acknowledgement and consent to such rights of the Committee, without further consideration or action. Any discretionary authority retained by the Committee pursuant to the terms of this Plan or pursuant to an Award Agreement shall not be applicable to an Award which is determined to constitute Deferred Compensation, if such discretionary authority would contravene Code Section 409A. Unless otherwise provided in a valid election form intended to comply with Code Section 409A, all Awards that are considered Deferred Compensation hereunder shall settle and be paid in no event later than 2½ months following the end of the calendar year with respect to which the Award’s substantial risk of forfeiture lapsed.

Section 2.7         Effect of Termination of Service on Awards. The Committee shall establish the effect of a Termination of Service on the continuation of rights and benefits available under an Award and, in so doing, may make distinctions based upon, among other things, the reason(s) for the Termination of Service and type of Award. Unless otherwise specified by the Committee and set forth in an Award Agreement or as set forth in any employment or severance agreement entered into by and between the Company and/or a Subsidiary and the Participant, the following provisions shall apply to each Award granted under this Plan:

(a)         Upon the Participant’s Termination of Service for any reason other than due to Disability, death or Cause, Stock Options shall be exercisable only as to those shares that were immediately exercisable by the Participant at the date of termination, and may be exercised only for a period of three (3) months following termination and any Restricted Stock or Restricted Stock Units that have not vested as of the date of Termination of Service shall expire and be forfeited.

(b)         In the event of a Termination of Service for Cause, all Stock Options granted to a Participant that have not been exercised (whether or not vested), and all Restricted Stock Awards and Restricted Stock Units that have not vested, shall expire and be forfeited.

(c)         Upon Termination of Service on account of Disability or death, all Service-based Stock Options shall be fully exercisable, whether or not then exercisable, and all Service-based Restricted Stock Awards and Restricted Stock Units shall immediately vest as to all shares subject to an outstanding Award at the date of Termination of Service. Upon Termination of Service for reason of Disability or death, any Awards that vest based on the achievement of performance targets shall vest, pro-rata, by multiplying (i) the number of Awards that would be obtained based on achievement at target (or if actual achievement of the performance measures is greater than the target level, at the actual achievement level) as of the date of Disability or death, by (ii) a fraction, the numerator of which is the number of whole or partial months the Participant was in Service during the performance period and the denominator of which is the number of months in the performance period. Stock Options may be exercised for a period of one year following Termination of Service due to death or Disability, or the remaining unexpired term of the Stock Option, if less, provided, however, in order to obtain ISO treatment for Stock Options exercised by heirs or devisees of an optionee, the optionee’s death must have occurred while employed or within three (3) months after Termination of Service.

(d)         In the event of Termination of Service due to Retirement, a Participant’s vested Stock Options shall be exercisable for one year following Termination of Service, provided that no Stock Option shall be eligible for treatment as an ISO in the event such Stock Option is exercised more than three months following Termination of Service due to Retirement and all Stock Options that have not vested as of as of the date of Termination of Service due to Retirement shall expire and be forfeited. In the event of Termination of Service due to Retirement, all Service-based Restricted Stock Awards and Service- based Restricted Stock Units that have not vested as of the date of Termination of Service due to Retirement shall expire and be forfeited and all Restricted Stock Units that vest based on the achievement of performance targets shall vest, pro-rata, by at the end of the applicable performance period, assuming achievement at target or better, by multiplying (i) the number of Awards that would be obtained based on achievement at target (or if actual achievement of the performance measures is greater than the target level, at the actual achievement level), by (ii) a fraction, the numerator of which is the number of whole or partial months the Participant was in Service during the performance period and the denominator of which is the number of months in the performance period.

(e)         Notwithstanding anything herein to the contrary, no Stock Option shall be exercisable beyond the last day of the original term of the Stock Option.

(f)          Notwithstanding the provisions of this Section 2.7, the effect of a Change in Control on the vesting/exercisability of Stock Options, Restricted Stock Awards, Restricted Stock Units and Performance Awards is as set forth in Article 4.

Section 2.8.       Holding Period for Vested Awards. As a condition of receipt of an Award, the Award Agreement may require a Participant to agree to hold a vested Award or shares of Stock received upon exercise of a Stock Option for a period of time specified in the Award Agreement (“Holding Period”). In connection with the foregoing, a Participant may be required to retain direct ownership of such shares until the earlier of (i) the expiration of the Holding Period following the date of vesting or (ii) such person’s termination of employment with the Company and any Subsidiary. The foregoing limitation, if applicable, shall not apply to the extent that an Award vests due to death, Disability or an Involuntary Termination at or following a Change in Control, or to the extent that (x) a Participant directs the Company to withhold or the Company elects to withhold shares of Stock with respect to the vesting or exercise, or, in lieu thereof, to retain, or to sell without notice, a sufficient number of shares of Stock to cover the amount required to be withheld or (y) a Participant exercises a Stock Option by a net settlement, and in the case of (x) and (y) herein, only to the extent of the shares are withheld for tax purposes or for purposes of the net settlement.

ARTICLE 3 - Shares Subject to Plan

Section 3.1        Available Shares. The shares of Stock with respect to which Awards may be made under the Plan shall be shares currently authorized but unissued, currently held or, to the extent permitted by applicable law, subsequently acquired by the Company, including shares purchased in the open market or in private transactions.

Section 3.2         Share Limitations.

(a)         Share Reserve. Subject to the following provisions of this Section 3.2, the maximum number of shares of Stock that may be delivered to Participants and their beneficiaries under the Plan shall be equal to 206,860 shares of Stock. The maximum number of shares of Stock that may be delivered pursuant to the exercise of Stock Options (all of which may be granted as ISOs) is 147,757 shares of Stock. The maximum number of shares of Stock that may be issued as Restricted Stock Awards is 59,103 shares of Stock. The aggregate number of shares available for grant under this Plan and the number of shares of Stock subject to outstanding awards shall be subject to adjustment as provided in Section 3.4.

(b)         Computation of Shares Available. For purposes of this Section 3.2, the number of shares of Stock available for the grant of additional Stock Options or Restricted Stock Awards shall be reduced by the number of shares of Stock previously granted, subject to the following: (i) to the extent any shares of Stock covered by an Award (including Restricted Stock Awards) under the Plan are not delivered to a Participant or beneficiary for any reason, including because the Award is forfeited or canceled or because a Stock Option is not exercised, then such shares shall not be deemed to have been delivered for purposes of determining the maximum number of shares of Stock available for delivery under the Plan. To the extent: (i) a Stock Option is exercised by using an actual or constructive exchange of shares of Stock to pay the Exercise Price; or (ii) shares of Stock are withheld to satisfy withholding taxes upon exercise or vesting of an Award granted hereunder; or (iii) shares are withheld to satisfy the exercise price of Stock Options in a net settlement of Stock Options, then the number of shares of Stock available shall be reduced by the gross number of Stock Options exercised rather than by the net number of shares of Stock issued.

Section 3.3      Limitations on Grants to Employees and Directors.

(a)       Employee Awards.

(i)       Stock Options - Employees. The maximum number of shares of Stock, in the aggregate, that may be covered by a Stock Option granted to any one Employee under the Plan shall be 36,939 shares, all of which may be granted during any calendar year. This maximum amount represents approximately twenty-five percent (25%) of the maximum number of shares of Stock that may be delivered pursuant to Stock Options under Section 3.2.

(ii)     Restricted Stock Awards - Employees. The maximum number of shares of Stock, in the aggregate, that may be subject to Restricted Stock Awards granted to any one Employee under the Plan shall be 14,775 shares, all of which may be granted during any calendar year. This maximum amount represents approximately twenty-five percent (25%) of the maximum number of shares of Stock that may be issued as Restricted Stock Awards.

(b)       Director Awards.

(i)      Stock Options – Aggregate Limit. Individual non-employee Directors may be granted Stock Options of up to 7,387 shares, in the aggregate, all of which may be granted during any calendar year and, in addition, all non-employee Directors, in the aggregate, may be granted up to 44,327 shares all of which may be granted during any calendar year. These maximum amounts represent approximately five percent (5%) and thirty percent (30%), respectively, of the maximum number of shares of Stock that may be delivered pursuant to Stock Options under Section 3.2.

(ii)     Restricted Stock Awards – Aggregate Limit. Individual non-employee Directors may be granted Restricted Stock Awards of up to 2,955 shares, in the aggregate, all of which may be granted during any calendar year and, in addition, all non-employee Directors, in the aggregate, may be granted up to 17,730 shares all of which may be granted during any calendar year. These maximum amounts represent approximately five percent (5%) and thirty percent (30%), respectively, of the maximum number of shares of Stock that may be delivered pursuant to Restricted Stock Awards under Section 3.2.

(iii)    Initial Grants to Non-Employee Directors. Each non-employee Director who is in the Service of the Company and/or a Subsidiary on the Effective Date (the date of the 2022 Company annual stockholder meeting at which stockholders approve the Plan (“2022 Annual Meeting”) shall automatically be granted an Award of Stock Options and Restricted Stock as follows:

(A)       Stock Options – Non-Employee Directors. Each non-employee Director who is in the Service of the Company and/or Subsidiary immediately following the 2022 Annual Meeting shall receive, on the Effective Date, a grant of 2,770 Stock Options, and this amount represents approximately 1.87% of the maximum number of shares of Stock that may be delivered as Stock Options under Section 3.2. These grants will vest at the rate of 20% per year, subject to acceleration in the event of death, Disability or an Involuntary Termination at or following a Change in Control.

(B)       Restricted Stock Awards – Non-Employee Directors. Each non-employee Director who is in the Service of the Company and/or Subsidiary immediately following the 2022 Annual Meeting shall receive, on the Effective Date, a grant of 1,108 shares of Restricted Stock, and this amount represents approximately 1.87% of the maximum number of shares of Stock that may be delivered as Restricted Stock Awards under Section 3.2. These grants will vest at the rate of 20% per year, subject to acceleration in the event of death, Disability or an Involuntary Termination at or following a Change in Control.

(c)         The aggregate number of shares available for grant under this Plan and the number of shares subject to outstanding Awards, including the limit on the number of Awards available for grant under this Plan described in this Section 3.3, shall be subject to adjustment as provided in Section 3.4.

Section 3.4         Corporate Transactions.

(a)        General. If the shares of Stock are changed into or exchanged for a different number or kind of shares or other securities of the Company on account of any recapitalization, reclassification, stock split, reverse split, combination of shares, exchange of shares, stock dividend or other distribution payable in capital stock, or other increase or decrease in such shares effected without receipt of consideration by the Company occurring after the Effective Date, the number and kinds of shares for which grants of Stock Options, Restricted Stock and Restricted Stock Unit Awards may be made under the Plan shall be adjusted proportionately and accordingly by the Committee, so that the proportionate interest of the grantee immediately following such event shall, to the extent practicable, be the same as immediately before such event. Any such adjustment in outstanding Stock Options shall not change the aggregate purchase price payable with respect to shares that are subject to the unexercised portion of the Stock Option outstanding but shall include a corresponding proportionate adjustment in the purchase price per share. In addition, the Committee is authorized to make adjustments in the terms and conditions of, and the criteria included in, Stock Options, Restricted Stock Awards and Restricted Stock Units (including, without limitation, cancellation of Stock Options, Restricted Stock Awards and Restricted Stock Units in exchange for the in-the-money value, if any, of the vested portion thereof, or substitution or exchange of Stock Options, Restricted Stock Awards and Restricted Stock Units using stock of a successor or other entity) in recognition of unusual or nonrecurring events (including, without limitation, events described in the preceding sentence) affecting the Company or any parent or Subsidiary or the financial statements of the Company or any parent or Subsidiary, or in response to changes in applicable laws, regulations, or accounting principles.

(b)        Merger in which Company is Not Surviving Entity. In the event of any merger, consolidation, or other business reorganization (including, but not limited to, a Change in Control) in which the Company is not the surviving entity, unless otherwise set forth in the agreement relating to the consummation of such merger, consolidation or other business reorganization, any Stock Options granted under the Plan which are outstanding immediately prior to such merger, consolidation or other business combination shall be converted into Stock Options to purchase voting common equity securities of the business entity which survives such merger, consolidation or other business reorganization having substantially the same terms and conditions as the outstanding Stock Options under this Plan and reflecting the same economic benefit (as measured by the difference between the aggregate Exercise Price and the value exchanged for outstanding shares of Stock in such merger, consolidation or other business reorganization), all as determined by the Committee prior to the consummation of such merger. The Committee may, at any time prior to the consummation of such merger, consolidation or other business reorganization, direct that all, but not less than all, outstanding Stock Options be canceled as of the effective date of such merger, consolidation or other business reorganization in exchange for a cash (or acquirer stock) payment per share of Stock equal to the excess (if any) of the value exchanged for an outstanding share of Stock in such merger, consolidation or other business reorganization over the Exercise Price of the Stock Option being canceled; provided, further, that in the event the Exercise Price of outstanding Stock Options exceed the value to be exchanged for an outstanding share of Stock (an “Underwater Stock Option”) in such merger, consolidation or other business reorganization, the Committee may, in its discretion, cancel and terminate such Underwater Stock Options without the consent of the holder of the Stock Option and without any payment to such holder.

Section 3.5          Delivery of Shares. Delivery of shares of Stock or other amounts under the Plan shall be subject to the following:

(a)         Compliance with Applicable Laws. Notwithstanding any other provision of the Plan, the Company shall have no obligation to deliver any shares of Stock or make any other distribution of benefits under the Plan unless such delivery or distribution complies with all applicable laws (including, the requirements of the Securities Act), and the applicable requirements of any Exchange or similar entity.

(b)         Certificates. To the extent that the Plan provides for the issuance of shares of Stock, the issuance may be made on a non-certificated basis, to the extent not prohibited by applicable law or the applicable rules of any Exchange.

ARTICLE 4 - CHANGE IN CONTROL

Section 4.1          Consequence of a Change in Control. Subject to the provisions of Section 3.4 (relating to the adjustment of shares and cancellation of Stock Options in exchange for a cash or stock payment of the in-the-money value) and except as otherwise provided in the Plan and unless the Committee determines otherwise:

(a)         Upon an Involuntary Termination at or following a Change in Control, all Service-based Stock Options then held by the Participant shall become fully earned and exercisable (subject to the expiration provisions otherwise applicable to the Stock Option). All Stock Options may be exercised for a period of one year following an Involuntary Termination following a Change in Control, provided, however, that no Stock Option shall be eligible for treatment as an ISO in the event such Stock Option is exercised more than three (3) months following a termination of employment.

(b)        Upon an Involuntary Termination at or following a Change in Control, all Service-based Awards of Restricted Stock Awards and Restricted Stock Units, shall be fully earned and vested immediately.

(c)         Upon an Involuntary Termination at or following a Change in Control, all Performance Awards shall vest at the greater of the target level of performance or actual annualized performance measured as of the most recent completed fiscal quarter.

(d)         Notwithstanding anything in the Plan to the contrary, in the event of a Change in Control in which the Company is not the surviving entity, any Awards granted under the Plan which are outstanding immediately prior to such Change in Control shall become fully vested in the event the successor entity does not assume the Awards granted under the Plan and Performance Awards shall vest at the rate specified in Section 4.1(c) of the Plan.

Section 4.2     Definition of Change in Control. For purposes of the Plan, unless otherwise provided in an Award Agreement, a “Change in Control” shall be deemed to have occurred upon the earliest to occur of the following:

(a)         A change in ownership occurs on the date that any one person, or more than one person acting as a group (as defined in Treasury regulation section 1.409A-3(i)(5)(v)(B)), acquires ownership of stock of the Bank or Company that, together with stock held by such person or group, constitutes more than 50% of the total fair market value or total voting power of the stock of such corporation.

(b)         A change in the effective control of the Bank or Company occurs on the date that either (i) any one person, or more than one person acting as a group (as defined in Treasury regulation section 1.409A-3(i)(5)(v)(B)) acquires (or has acquired during the 12-month period ending on the date of the most recent acquisition by such person or persons) ownership of stock of the Bank or Company possessing 30% or more of the total voting power of the stock of the Bank or Company, or (ii) a majority of the members of the Bank’s or Company’s Board of Directors is replaced during any 12-month period by Directors whose appointment or election is not endorsed by a majority of the members of the Bank’s or Company’s Board of Directors prior to the date of the appointment or election.

(c)         A change in a substantial portion of the Bank’s or Company’s assets occurs on the date that any one person or more than one person acting as a group (as defined in Treasury regulation section 1.409A-3(i)(5)(vii)(C)) acquires (or has acquired during the 12-month period ending on the date of the most recent acquisition by such person or persons) assets from the Bank or Company that have a total gross fair market value equal to or more than 40% of the total gross fair market value of (i) all of the assets of the Bank or Company, or (ii) the value of the assets being disposed of, either of which is determined without regard to any liabilities associated with such assets. For all purposes hereunder, the definition of Change in Control shall be construed to be consistent with the requirements of Treasury regulation section 1.409A-3(g)(5).

ARTICLE 5 - COMMITTEE

Section 5.1        Administration. The Plan shall be administered by the members of the Compensation Committee of the Company who are Disinterested Board Members. If the Committee consists of fewer than two Disinterested Board Members, then the Board of Directors shall appoint to the Committee such additional Disinterested Board Members as shall be necessary to provide for a Committee consisting of at least two Disinterested Board Members. Any members of the Committee who do not qualify as Disinterested Board Members shall abstain from participating in any discussion or decision to make or administer Awards that are made to Participants who at the time of consideration for such Award are persons subject to the short-swing profit rules of Section 16 of the Exchange Act. The Board of Directors (or if necessary to maintain compliance with the applicable listing standards, those members of the Board of Directors who are “independent Directors” under the corporate governance statutes or rules of any national Exchange on which the Company lists, or has listed or seeks to list its securities, may, in their discretion, take any action and exercise any power, privilege or discretion conferred on the Committee under the Plan with the same force and effect under the Plan as if done or exercised by the Committee.

Section 5.2           Powers of Committee. The Committee’s administration of the Plan shall be subject to the following:

(a)         The Committee will have the authority and discretion to select from among the Company’s and its Subsidiaries’ Employees and Directors those persons who shall receive Awards, to determine the time or times of receipt, to determine the types of Awards and the number of shares covered by the Awards, to establish the terms, conditions, features, (including automatic exercise in accordance with Section 7.18) performance criteria, restrictions (including without limitation, provisions relating to non-competition, non-solicitation and confidentiality), and other provisions of such Awards, to cancel or suspend Awards (subject to the restrictions imposed by Article 6) and to reduce, eliminate or accelerate any restrictions applicable to an Award at any time after the grant of the Award, or to extend the time period to exercise a Stock Option, provided that such extension is consistent with Code Section 409A. Notwithstanding the foregoing, the Committee will not have the authority or discretion to accelerate the vesting requirements applicable to an Award to avoid the one -year minimum vesting requirement pursuant to Section 2.5 except in the event of a Change in Control as provided under Section 4.1 of the Plan and in the event of termination due to death or Disability.

(b)         The Committee will have the authority and discretion to interpret the Plan, to establish, amend and rescind any rules and regulations relating to the Plan, and to make all other determinations that may be necessary or advisable for the administration of the Plan.

(c)         The Committee will have the authority to define terms not otherwise defined herein.

(d)         In controlling and managing the operation and administration of the Plan, the Committee shall take action in a manner that conforms to the certificate of incorporation and bylaws of the Company and applicable state corporate law.

(e)         The Committee will have the authority to: (i) suspend a Participant’s right to exercise a Stock Option during a blackout period (or similar restricted period) (a “Blackout Period”) or to exercise in a particular manner (i.e., such as a “cashless exercise” or “broker-assisted exercise”) to the extent that the Committee deems it necessary or in the best interests of the Company in order to comply with the securities laws and regulations issued by the SEC; and (ii) to extend the period to exercise a Stock Option by a period of time equal to the Blackout Period, provided that the extension does not violate Section 409A of the Code, the Incentive Stock Option requirements or applicable laws and regulations.

Section 5.3        Delegation by Committee. Except to the extent prohibited by applicable law, the applicable rules of an Exchange upon which the Company lists its shares or the Plan, or as necessary to comply with the exemptive provisions of Rule 16b-3 promulgated under the Exchange Act, the Committee may allocate all or any portion of its responsibilities and powers to any one or more of its members and may delegate all or any part of its responsibilities and powers to any person or persons selected by it, including (a) delegating to a committee of one or more members of the Board of Directors who are not “Disinterested Board Members,” the authority to grant Awards under the Plan to eligible persons who are not then subject to Section 16 of the Exchange Act; or (b) delegating to a committee of one or more members of the Board who would be eligible to serve on the Compensation Committee of the Company pursuant to the listing requirements imposed by any national securities Exchange on which the Company lists, has listed or seeks to list its securities, the authority to grant awards under the Plan. The acts of such delegates shall be treated hereunder as acts of the Committee and such delegates shall report regularly to the Committee regarding the delegated duties and responsibilities and any awards so granted. Any such allocation or delegation may be revoked by the Committee at any time.

Section 5.4         Information to be Furnished to Committee. As may be permitted by applicable law, the Company and its Subsidiaries shall furnish the Committee with data and information it determines may be required for it to discharge its duties. The records of the Company and its Subsidiaries as to a Participant’s employment, termination of employment, leave of absence, reemployment and compensation shall be conclusive on all persons unless determined by the Committee to be manifestly incorrect. Subject to applicable law, Participants and other persons entitled to benefits under the Plan must furnish the Committee any evidence, data or information as the Committee considers desirable to carry out the terms of the Plan.

Section 5            Committee Action. The Committee shall hold meetings, and may make administrative rules and regulations, as it may deem proper. A majority of the members of the Committee shall constitute a quorum, and the action of a majority of the members of the Committee present at a meeting at which a quorum is present, as well as actions taken pursuant to the unanimous written consent of all of the members of the Committee without holding a meeting, shall be deemed to be actions of the Committee. Subject to Section 5.1, all actions of the Committee, including interpretations of provisions of the Plan, shall be final and conclusive and shall be binding upon the Company, Participants and all other interested parties. Any person dealing with the Committee shall be fully protected in relying upon any written notice, instruction, direction or other communication signed by a member of the Committee or by a representative of the Committee authorized to sign the same in its behalf.

ARTICLE 6 - AMENDMENT AND TERMINATION

Section 6.1         General. The Board of Directors may, as permitted by law, at any time, amend or terminate the Plan, and the Board of Directors or the Committee may, at any time, amend any Award Agreement, provided that no amendment or termination (except as provided in Section 2.6, Section 3.4 and Section 6.2) may cause the Award to violate Code Section 409A, may cause the repricing of a Stock Option, or, in the absence of written consent to the change by the affected Participant (or, if the Participant is not then living, the affected beneficiary), adversely impair the rights of any Participant or beneficiary under any Award granted under the Plan before the date the amendment is adopted by the Board of Directors or made by the Committee; provided, however, that, no amendment may (a) materially increase the benefits accruing to Participants under the Plan; (b) materially increase the aggregate number of securities that may be issued under the Plan, other than pursuant to Section 3.4, or (c) materially modify the requirements for participation in the Plan, unless the amendment under (a), (b) or (c) above is approved by the Company’s stockholders.

Section 6.2         Amendment to Conform to Law and Accounting Changes. Notwithstanding any provision in this Plan or any Award Agreement to the contrary, the Committee may amend the Plan or any Award Agreement, to take effect retroactively or otherwise, as deemed necessary or advisable for the purpose of (i) conforming the Plan or the Award Agreement to any present or future law relating to plans of this or similar nature (including, but not limited to, Code Section 409A), or (ii) avoiding an accounting treatment resulting from an accounting pronouncement or interpretation thereof issued by the SEC or Financial Accounting Standards Board subsequent to the adoption of the Plan or the making of the Award affected thereby, which in the sole discretion of the Committee, may materially and adversely affect the financial condition or results of operations of the Company. By accepting an Award under this Plan, each Participant agrees and consents to any amendment made pursuant to this Section 6.2 to any Award granted under the Plan without further consideration or action.

ARTICLE 7 - GENERAL TERMS

Section 7.1          No Implied Rights.

(a)         No Rights to Specific Assets. Neither a Participant nor any other person shall by reason of participation in the Plan acquire any right in or title to any assets, funds or property of the Company or any Subsidiary whatsoever, including any specific funds, assets, or other property which the Company or any Subsidiary, in its sole discretion, may set aside in anticipation of a liability under the Plan. A Participant shall have only a contractual right, evidenced by an Award Agreement, to the shares of Stock or amounts, if any, payable or distributable under the Plan, unsecured by any assets of the Company or any Subsidiary, and nothing contained in the Plan shall constitute a guarantee that the assets of the Company or any Subsidiary shall be sufficient to pay any benefits to any person.

(b)         No Contractual Right to Employment or Future Awards. The Plan does not constitute a contract of employment, and selection as a Participant will not give any participating Employee the right to be retained in the employ of the Company or any Subsidiary or any right or claim to any benefit under the Plan, unless the right or claim has specifically accrued under the terms of the Plan. No individual shall have the right to be selected to receive an Award under the Plan, or, having been so selected, to receive a future Award under the Plan.

(c)         No Rights as a Stockholder. Except as otherwise provided in the Plan or in an Award Agreement, no Award shall confer upon the holder thereof any rights as a stockholder of the Company before the date on which the individual fulfills all conditions for receipt of such rights.

Section 7.2        Transferability. Except as otherwise so provided by the Committee, Stock Options under the Plan are not transferable except: (i) as designated by the Participant by will or by the laws of descent and distribution; (ii) to a trust established by the Participant, if under Code Section 671 and applicable state law, the Participant is considered the sole beneficial owner of the Stock Option while held in trust, or (iii) between spouses incident to a divorce or pursuant to a domestic relations order, provided, however, in the case of a transfer within the meaning of this Section 7.2(iii), the Stock Option shall not qualify as an ISO as of the day of the transfer. The Committee shall have the discretion to permit the transfer of vested Stock Options (other than ISOs) under the Plan; provided, however, that such transfers shall be limited to Immediate Family Members of Participants, trusts and partnerships established for the primary benefit of Immediate Family Members or to charitable organizations, and; provided, further, that the transfers are not made for consideration to the Participant.

Awards of Restricted Stock shall not be transferable, except in the event of death, before the time that the Awards vest in the Participant. A Restricted Stock Unit Award is not transferable, except in the event of death, before the time that the Restricted Stock Unit Award vests in the Participant and property in which the Restricted Stock Unit is denominated is distributed to the Participant or the Participant’s beneficiary.

A Beneficiary, transferee, or other person claiming any rights under the Plan from or through any Participant shall be subject to all terms and conditions of the Plan and any Award Agreement applicable to the Participant, except as otherwise determined by the Committee, and to any additional terms and conditions deemed necessary or appropriate by the Committee.

Section 7.3          Designation of Beneficiaries. A Participant may file with the Company a written designation of a beneficiary or beneficiaries under this Plan and may from time to time revoke or amend any the designation. Any designation of beneficiary under this Plan shall be controlling over any other disposition, testamentary or otherwise (unless such disposition is pursuant to a domestic relations order); provided, however, that if the Committee is in doubt as to the entitlement of any the beneficiary to any Award, the Committee may determine to recognize only the legal representative of the Participant in which case the Company, the Committee and the members thereof shall not be under any further liability to anyone.

Section 7.4          Non-Exclusivity. Neither the adoption of this Plan by the Board of Directors nor the submission of the Plan to the stockholders of the Company for approval (and any subsequent approval by the stockholders of the Company) shall be construed as creating any limitations on the power of the Board of Directors or the Committee to adopt other incentive arrangements as may be deemed desirable, including, without limitation, the granting of Restricted Stock Awards, Restricted Stock Units and/or Stock Options otherwise than under the Plan, and such arrangements may be either generally applicable or applicable only in specific cases.

Section 7.5          Award Agreement. Each Award granted under the Plan shall be evidenced by an Award Agreement. A copy of the Award Agreement, in any medium chosen by the Committee, shall be provided (or made available electronically) to the Participant, and the Committee may, but need not require, that the Participant sign a copy of the Award Agreement. In the absence of a specific provision in the Award Agreement, the terms of the Plan shall control. In the event of a conflict between the terms of an Award Agreement and the Plan, the terms of the Plan will control.

Section 7.6          Form and Time of Elections; Notification Under Code Section 83(b). Unless otherwise specified herein, each election required or permitted to be made by any Participant or other person entitled to benefits under the Plan, and any permitted modification, or revocation thereof, shall be filed with the Company at such times, in such form, and subject to such restrictions and limitations, not inconsistent with the terms of the Plan, as the Committee shall require. Notwithstanding anything herein to the contrary, the Committee may, on the date of grant or at a later date, as applicable, prohibit an individual from making an election under Code Section 83(b). If the Committee has not prohibited an individual from making this election, an individual who makes this election shall notify the Committee of the election within ten (10) days of filing notice of the election with the Internal Revenue Service or as otherwise required by the Committee. This requirement is in addition to any filing and notification required under the regulations issued under the authority of Code Section 83(b).

Section 7.7          Evidence. Evidence required of anyone under the Plan may be by certificate, affidavit, document or other written information upon which the person is acting considers pertinent and reliable, and signed, made or presented by the proper party or parties.

Section 7.8          Tax Withholding.

(a)          Payment by Participant. Each Participant shall, no later than the date as of which the value of an Award or of any Stock or other amounts received thereunder first becomes includable in the gross income of the Participant for Federal income tax purposes, pay to the Company, or make arrangements satisfactory to the Committee regarding payment of, any Federal, state, or local taxes of any kind required by law to be withheld by the Company with respect to such income. The Company and its Subsidiaries shall, to the extent permitted by law, have the right to deduct any taxes from any payment of any kind otherwise due to the Participant. The Company's obligation to deliver evidence of book entry (or stock certificates) to any Participant is subject to and conditioned on tax withholding obligations being satisfied by the Participant.

(b)          Payment in Stock. The Committee may require or permit the Company's tax withholding obligation to be satisfied, in whole or in part, by the Company withholding from shares of Stock to be issued pursuant to any Award a number of shares with an aggregate Fair Market Value (as of the date the withholding is effected) that would satisfy the withholding amount due; provided, however, that the amount withheld does not exceed the maximum statutory tax rate or such lesser amount as is necessary to avoid liability accounting treatment. For purposes of share withholding, the Fair Market Value of withheld shares shall be determined in the same manner as the value of Stock includible in income of the Participants.

Section 7.9          Action by Company or Subsidiary. Any action required or permitted to be taken by the Company or any Subsidiary shall be by resolution or unanimous written consent of its Board of Directors, or by action of one or more members of the Board of Directors (including a committee of the Board of Directors) who are duly authorized to act for the Board of Directors, or (except to the extent prohibited by applicable law or applicable rules of the Exchange on which the Company lists its securities) by a duly authorized officer of the Company or Subsidiary.

Section 7.10        Successors. All obligations of the Company under this Plan shall be binding upon and inure to the benefit of any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation or otherwise, of all or substantially all of the business, stock, and/or assets of the Company.

Section 7.11        Indemnification. To the fullest extent permitted by law and the Company’s governing documents, each person who is or shall have been a member of the Committee, or of the Board of Directors, or an officer or Employee of the Company or a Subsidiary to whom authority was delegated in accordance with Section 5.3, shall be indemnified and held harmless by the Company (i) against and from any loss (including amounts paid in settlement), cost, liability or expense (including reasonable attorneys’ fees) that may be imposed upon or reasonably incurred by him or her in connection with or resulting from any claim, action, suit, or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action taken or failure to act under the Plan; and (ii) against and from any and all amounts paid by him or her in settlement thereof, with the Company’s approval, or paid by him or her in satisfaction of any judgment in any such action, suit, or proceeding against him or her, provided he or she shall give the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf, unless such loss, cost, liability, or expense is a result of his or her own willful misconduct or except as expressly provided by statute or regulation. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company’s charter or bylaws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless. The foregoing right to indemnification shall include the right to be paid by the Company the expenses incurred in defending any such proceeding in advance of its final disposition, provided, however, that, if required by applicable law, an advancement of expenses shall be made only upon delivery to the Company of an undertaking by or on behalf of such persons to repay all amounts so advanced if it shall ultimately be determined by final judicial decision from which there is no further right to appeal that such person is not entitled to be indemnified for such expenses.

Section 7.12        No Fractional Shares. Unless otherwise permitted by the Committee, no fractional shares of Stock shall be issued or delivered pursuant to the Plan or any Award Agreement. The Committee shall determine whether cash or other property shall be issued or paid in lieu of fractional shares or whether the fractional shares or any rights thereto shall be forfeited or otherwise eliminated by rounding down.

Section 7.13        Governing Law. The Plan, all awards granted hereunder, and all actions taken in connection herewith shall be governed by and construed in accordance with the laws of the State of New York, without reference to principles of conflict of laws, except as superseded by applicable federal law. The federal and state courts located in the State of New York shall have exclusive jurisdiction over any claim, action, complaint or lawsuit brought under the terms of the Plan. By accepting any Award, each Participant, and any other person claiming any rights under the Plan, agrees to submit himself or herself, and any legal action brought with respect to the Plan, to the sole jurisdiction of such courts for the adjudication and resolution of any such disputes.

Section 7.14        Benefits Under Other Plans. Except as otherwise provided by the Committee or as set forth in a Qualified Retirement Plan, non-qualified plan or other benefit plan, Awards to a Participant (including the grant and the receipt of benefits) under the Plan shall be disregarded for purposes of determining the Participant’s benefits under, or contributions to, any Qualified Retirement Plan, non-qualified plan and any other benefit plans maintained by the Participant’s employer. The term “Qualified Retirement Plan” means any plan of the Company or a Subsidiary that is intended to be qualified under Code Section 401(a).

Section 7.15        Validity. If any provision of this Plan is determined to be illegal or invalid for any reason, said illegality or invalidity shall not affect the remaining parts hereof, but this Plan shall be construed and enforced as if such illegal or invalid provision had never been included in the Plan.

Section 7.16        Notice. Unless otherwise provided in an Award Agreement, all written notices and all other written communications to the Company provided for in the Plan or an Award Agreement shall be delivered personally or sent by registered or certified mail, return receipt requested, postage prepaid (provided that international mail shall be sent via overnight or two-day delivery), or sent by facsimile, email or prepaid overnight courier to the Company at its principal executive office. Notices, demands, claims and other communications shall be deemed given: (i) in the case of delivery by overnight service with guaranteed next day delivery, the next day or the day designated for delivery; (ii) in the case of certified or registered U.S. mail, five (5) days after deposit in the U.S. mail; or (iii) in the case of facsimile or email, the date upon which the transmitting party received confirmation of receipt; provided, however, that in no event shall any such communications be deemed to be given later than the date they are actually received, provided they are actually received.

If a communication is not received, it shall only be deemed received upon the showing of an original of the applicable receipt, registration or confirmation from the applicable delivery service. Communications that are to be delivered by the U.S. mail or by overnight service to the Company shall be directed to the attention of the Company’s Chief Operating Officer and to the Corporate Secretary, unless otherwise provided in the Participant’s Award Agreement.

Section 7.17        Forfeiture Events. The Committee may specify in an Award Agreement that the Participant’s rights, payments, and benefits with respect to an Award shall be subject to reduction, cancellation, forfeiture or recoupment upon the occurrence of certain specified events, in addition to any otherwise applicable vesting or performance conditions of an Award. These events include, but are not limited to, termination of employment for Cause, termination of the Participant’s provision of Services to the Company or any Subsidiary, violation of material Company or Subsidiary policies, breach of noncompetition, confidentiality, or other restrictive covenants that may apply to the Participant, or other conduct of the Participant that is detrimental to the business or reputation of the Company or any Subsidiary.

Section 7.18        Automatic Exercise. In the sole discretion of the Committee exercised in accordance with Section 5.2(a), any Stock Options that are exercisable but unexercised as of the day immediately before the expiration date of the Stock Option may be automatically exercised in accordance with procedures established for this purpose by the Committee, but only if the Exercise Price is less than the Fair Market Value of a share of Stock on such date and the automatic exercise will result in the issuance of at least one (1) whole share of Stock to the Participant after payment of the Exercise Price and any applicable minimum tax withholding requirements. Payment of the exercise price and any applicable tax withholding requirements shall be made by a net settlement of the Stock Option whereby the number of shares of Stock to be issued upon exercise are reduced by a number of shares having a Fair Market Value on the date of exercise equal to the Exercise Price and any applicable minimum tax withholding.

Section 7.19        Regulatory Requirements. The grant and settlement of Awards under this Plan shall be conditioned upon and subject to compliance with Section 18(k) of the Federal Deposit Insurance Act, 12 U.S.C. 1828(k), and the rules and regulations promulgated thereunder.

Section 7.20        Awards Subject to Company Clawback Policies and Restrictions.

(a)          Clawback Policies. Awards granted hereunder are subject to any clawback policy that may be adopted by the Company from time to time, whether pursuant to the provisions of Section 954 of the Dodd-Frank Act, implementing regulations thereunder, or otherwise. If the Company is required to prepare an accounting restatement due to the material noncompliance of the Company, as a result of misconduct, with any financial reporting requirement under the federal securities laws, and the automatic forfeiture provisions under Section 304 of the Sarbanes-Oxley Act of 2002 apply as a result, any Participant who was an executive officer of the Company at the time of grant or at the time of restatement shall be subject to “clawback” as if such person was subject to Section 304 of the Sarbanes-Oxley Act of 2002.

(b)          Trading Policy Restrictions. Option exercises and other Awards under the Plan shall be subject to the Company’s insider trading policies and procedures, as in effect from time to time.

(c)          Hedging/Pledging Policy Restrictions. Awards under the Plan shall be subject to the Company’s policies relating to hedging and pledging as such may be in effect from time to time.

ARTICLE 8 - DEFINED TERMS; CONSTRUCTION

Section 8.1          In addition to the other definitions contained herein, unless otherwise specifically provided in an Award Agreement, the following definitions shall apply:

“10% Stockholder” means an individual who, at the time of grant, owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company.

Award” means any Stock Option, Restricted Stock Award, Restricted Stock Unit or Performance Award or any other right or interest relating to Stock or cash, granted to a Participant under the Plan.

“Award Agreement” means the document (in whatever medium prescribed by the Committee and whether or not a signature is required or provided by a Participant) that evidences the terms and conditions of an Award. A copy of the Award Agreement will be provided (or made available electronically) to each Participant.

“Board of Directors” means the Board of Directors of the Company.

“Cause.” If the Participant is subject to a written employment agreement (or other similar written agreement) with the Company or a Subsidiary that provides a definition of termination for “cause,” then, for purposes of this Plan, the term “Cause” shall have the meaning set forth in such agreement. In the absence of such a definition, “Cause” means termination because of (i) Participant’s conviction (including conviction on a nolo contendere plea) of a felony or of any lesser criminal offense involving moral turpitude, fraud or dishonesty; (ii) the willful commission by Participant of a criminal or other act that, in the reasonable judgment of the Board will likely cause substantial economic damage to the Company or the Bank or substantial injury to the business reputation of the Company or Bank; (iii) the commission by Participant of an act of fraud in the performance of his duties on behalf of the Company or Bank; (iv) Participant’s material violation of the Bank’s Code of Ethics; (v) the continuing willful failure of Participant to perform his employment duties to the Company or Bank after thirty (30) days’ written notice thereof (specifying the particulars thereof in reasonable detail) and a reasonable opportunity to be heard and cure such failure are given to Participant by the Board; (vi) willful failure to cooperate with a bona fide internal investigation or an investigation by regulatory or law enforcement authorities, after being instructed by the Company or a Subsidiary to cooperate, or the deliberate destruction of or deliberate failure to preserve documents or other materials that the Participant should reasonably know to be relevant to such investigation, after being instructed by the Company or a Subsidiary to preserve such documents, or the willful inducement of others to fail to cooperate or to fail to produce documents or other materials; or (vii) an order of a federal or state regulatory agency or a court of competent jurisdiction requiring the termination of Participant’s employment by the Company or the Bank.

“Change in Control” has the meaning ascribed to it in Section 4.2.

“Code” means the Internal Revenue Code of 1986, as amended, and any rules, regulations and guidance promulgated thereunder, as modified from time to time.

“Director” means a member of the Board of Directors or of a Board of Directors of a Subsidiary.

“Disability.” If the Participant is subject to a written employment agreement (or other similar written agreement) with the Company or a Subsidiary that provides a definition of “Disability” or “Disabled,” then, for purposes of this Plan, the terms “Disability” or “Disabled” shall have meaning set forth in such agreement. In the absence of such a definition, “Disability” shall be defined in accordance with the Bank’s long-term disability plan. To the extent that an Award hereunder is subject to Code Section 409A, “Disability” or “Disabled” shall mean that a Participant: (i) is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than twelve (12) months; or (ii) is, by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than twelve (12) months, receiving income replacement benefits for a period of not less than three (3) months under an accident and health plan covering Employees. Except to the extent prohibited under Code Section 409A, if applicable, the Committee shall have discretion to determine if a Disability has been incurred.

“Disinterested Board Member” means a member of the Board of Directors who: (a) is not a current Employee of the Company or a Subsidiary, (b) does not receive remuneration from the Company or a Subsidiary, either directly or indirectly, for services rendered as a consultant or in any capacity other than as a Director, except in an amount for which disclosure would not be required pursuant to Item 404 of SEC Regulation S-K in accordance with the proxy solicitation rules of the SEC, as amended or any successor provision thereto, and (c) does not possess an interest in any other transaction, and is not engaged in a business relationship, for which disclosure would be required pursuant to Item 404(a) of SEC Regulation S-K under the proxy solicitation rules of the SEC, as amended or any successor provision thereto. The term Disinterested Board Member shall be interpreted in such manner as shall be necessary to conform to the requirements of a “Non-Employee Directors” under Rule 16b-3 promulgated under the Exchange Act and the corporate governance standards imposed on compensation committees under the listing requirements imposed by any national securities exchange on which the Company lists or seeks to list its securities.

“Dividend Equivalent Rights” means the right, associated with a Restricted Stock Unit, to receive a payment, in cash or Stock, as applicable, equal to the amount of dividends paid on a share of Stock, as specified in the Award Agreement.

“Employee” means any person employed by the Company or a Subsidiary, including Directors who are employed by the Company or a Subsidiary.

“Exchange” means any national securities exchange on which the Stock may from time to time be listed or traded.

“Exchange Act” means the Securities Exchange Act of 1934, as amended and the rules, regulations and guidance promulgated thereunder, as modified from time to time.

“Exercise Price” means the price established with respect to a Stock Option pursuant to Section 2.2.

“Fair Market Value” on any date, means (i) if the Stock is listed on an Exchange, national market system or automated quotation system, the closing sales price on that Exchange or over such system on that date or, in the absence of reported sales on that date, the closing sales price on the immediately preceding date on which sales were reported, or (ii) if the Stock is not listed on a an Exchange, national market system or automated quotation system, “Fair Market Value” shall mean a price determined by the Committee in good faith on the basis of objective criteria consistent with the requirements of Code Section 422 and applicable provisions of Section 409A.

“Good Reason.” A termination of employment by an Employee Participant shall be deemed a termination of employment for “Good Reason” as a result of the Participant’s resignation from the employ of the Company or any Subsidiary upon the occurrence of any of the following events:

(i)     a material reduction in Participant’s base salary or base compensation;

(ii)    a material diminution in Participant’s authority, duties or responsibilities without the written consent of Participant;

(iii)   a change in the geographic location at which Participant must perform his duties that is more than thirty (30) miles from the location of Participant’s principal workplace on the date of this Agreement; or

(iv)   in the event a Participant is a party to an employment or change in control agreement that provides a definition for “Good Reason” or a substantially similar term, then the occurrence of any event set forth in such definition.

Notwithstanding the foregoing, in the event an Award is subject to Code Section 409A, then “Good Reason” shall be defined in accordance with Code Section 409A, including the requirement that a Participant gives 60 days’ notice to the Company or the Subsidiary for whom the Participant is employed of the Good Reason condition and the Company or Subsidiary, as applicable, shall have 30 days to cure the Good Reason condition. Any distribution of an Award subject to Code Section 409A shall be subject to the distribution timing rules of Code Section 409A, including any delay in the distribution of such Award, which rules shall be set forth in the Award Agreement.

“Holding Period” has the meaning ascribed to it in Section 2.8.

“Immediate Family Member” means with respect to any Participant: (i) any of the Participant’s children, stepchildren, grandchildren, parents, stepparents, grandparents, spouses, former spouses, siblings, nieces, nephews, mothers-in-law, fathers-in- law, sons-in-law, daughters-in-law, brothers-in-law or sisters-in-law, including relationships created by adoption; (ii) any natural person sharing the Participant’s household (other than as a tenant or employee, directly or indirectly, of the Participant); (iii) a trust in which any combination of the Participant and persons described in section (i) and (ii) above own more than fifty percent (50%) of the beneficial interests; (iv) a foundation in which any combination of the Participant and persons described in sections (i) and (ii) above control management of the assets; or (v) any other corporation, partnership, limited liability company or other entity in which any combination of the Participant and persons described in sections (i) and (ii) above control more than fifty percent (50%) of the voting interests.

“Involuntary Termination” means the Termination of Service of a Participant by the Company or Subsidiary, other than a termination for Cause, or termination of employment by an Employee Participant for Good Reason.

“Incentive Stock Option” or “ISO” has the meaning ascribed to it in Section 2.1(a).

“Non-Qualified Option” means the right to purchase shares of Stock that is either (i) granted to a Participant who is not an Employee, or (ii) granted to an Employee and either is not designated by the Committee to be an ISO or does not satisfy the requirements of Section 422 of the Code.

“Performance Award” means an Award that vests in whole or in part upon the achievement of one or more specified performance measures, as determined by the Committee. Regardless of whether an Award is subject to the attainment of one or more performance measures, the Committee may also condition the vesting thereof upon the continued Service of the Participant. The conditions for grant or vesting and the other provisions of a Performance Award (including without limitation any applicable performance measures) need not be the same with respect to each recipient. A Performance Award shall vest, or as to Restricted Stock Units be settled, after the Committee has determined that the performance goals have been satisfied.

Performance measures can include, but are not limited to: book value or tangible book value per share; basic earnings per share (e.g., earnings before interest and taxes, earnings before interest, taxes, depreciation and amortization; or earnings per share); basic cash earnings per share; diluted earnings per share; return on equity; net income or net income before taxes; net interest income; non-interest income; non-interest expense to average assets ratio; cash general and administrative expense to average assets ratio; efficiency ratio; cash efficiency ratio; financial return ratios; adjusted earnings, capital; increase in revenue; total shareholder return; net operating income, operating income; net interest margin or net interest rate spread; stock price; assets, growth in assets, loans or deposits, asset quality level, charge offs, loan reserves, non-performing assets, loans, deposits, growth of loans, loan production volume, non-performing loans, deposits or assets; regulatory compliance or safety and soundness; achievement of balance sheet or income statement objectives and strategic business objectives, or any combination of these or other measures.

Performance measures may be based on the performance of the Company as a whole or on any one or more Subsidiaries or business units of the Company or a Subsidiary and may be measured relative to a peer group, an index or a business plan and may be considered as absolute measures or changes in measures. The terms of an Award may provide that partial achievement of performance measures may result in partial payment or vesting of the award or that the achievement of the performance measures may be measured over more than one period or fiscal year. In establishing any performance measures, the Committee may provide for the exclusion of the effects of the following items, to the extent the exclusion is set forth in the Participant’s Award Agreement and identified in the audited financial statements of the Company, including footnotes, or in the Management’s Discussion and Analysis section of the Company’s annual report or in the Compensation Discussion and Analysis Section, if any, of the Company’s annual proxy statement: (i) extraordinary, unusual, and/or nonrecurring items of gain or loss; (ii) gains or losses on the disposition of a business; (iii) dividends declared on the Company’s stock; (iv) changes in tax or accounting principles, regulations or laws; or (v) expenses incurred in connection with a merger, branch acquisition or similar transaction. Subject to the preceding sentence, if the Committee determines that a change in the business, operations, corporate structure or capital structure of the Company or the manner in which the Company or its Subsidiaries conducts its business or other events or circumstances render current performance measures to be unsuitable, the Committee may modify such performance measures, in whole or in part, as the Committee deems appropriate. Notwithstanding anything to the contrary herein, performance measures relating to any Award hereunder will be modified, to the extent applicable, to reflect a change in the outstanding shares of Stock of the Company by reason of any stock dividend or stock split, or a corporate transaction, such as a merger of the Company into another corporation, any separation of a corporation or any partial or complete liquidation by the Company or a Subsidiary. If a Participant is promoted, demoted or transferred to a different business unit during a performance period, the Committee may determine that the selected performance measures or applicable performance period are no longer appropriate, in which case, the Committee, in its sole discretion, may: (i) adjust, change or eliminate the performance measures or change the applicable performance period; or (ii) cause to be made a cash payment to the Participant in an amount determined by the Committee.

“Restricted Stock” or “Restricted Stock Award” has the meaning ascribed to it in Sections 2.1(b) and 2.3

“Restricted Stock Unit” has the meaning ascribed to it in Sections 2.1(c) and 2.4.

“Restriction Period” has the meaning set forth in Section 2.4(b)(iii).

“Retirement” means retirement from employment with the Company or a Subsidiary in accordance with the then current retirement policies of the Company or Subsidiary, as applicable. “Retirement” with respect to a non-employee Director means the termination of service from the Board(s) of Directors of the Company and any Subsidiary following written notice to such Board(s) of Directors of the non-employee Directors intention to retire. Notwithstanding the foregoing, unless the Committee specifies otherwise at the time of an Award, an Employee who continues to serve on the Board following retirement as a Director or a Director who continues to serve as an advisory board member or Director Emeritus shall not be deemed to have terminated due to Retirement until both Service as an Employee and Director, or in the latter case, as a Director and advisory board member or Director Emeritus has terminated.

“SEC” means the United States Securities and Exchange Commission.

“Securities Act” means the Securities Act of 1933, as amended and the rules, regulations and guidance promulgated thereunder and modified from time to time.

“Service” means service as an Employee or non-employee Director of the Company or a Subsidiary, as the case may be, and shall include service as a Director Emeritus or Advisory Director. Service shall not be deemed interrupted in the case of (i) any approved leave of absence for military service or sickness, or for any other purpose approved by the Company or a Subsidiary, if the employee’s right to re-employment is guaranteed either by a statute or by contract or under the policy pursuant to which the leave of absence was granted or if the Committee otherwise so provides in writing, (ii) transfers among the Company, any Subsidiary, or any successor entities, in any capacity of Employee or Director, or (iii) any change in status as long as the individual remains in the service of the Company or a Subsidiary in any capacity as Employee or Director (except as otherwise provided in the Award Agreement).

“Stock” means the common stock of the Company, $0.01 par value per share.

“Stock Option” has the meaning ascribed to it in Sections 2.1(a) and 2.2.

“Subsidiary” means any corporation, affiliate, bank or other entity which would be a subsidiary corporation with respect to the Company as defined in Code Section 424(f) and, other than with respect to an ISO, shall also mean any partnership or joint venture in which the Company and/or other Subsidiary owns more than fifty percent (50%) of the capital or profits interests.

“Termination of Service” means the first day occurring on or after a grant date on which the Participant ceases to be an Employee or Director (including a Director Emeritus or Advisory Director), regardless of the reason for such cessation, subject to the following:

(1) The Participant’s cessation of Service as an Employee shall not be deemed to occur by reason of the transfer of the Participant between the Company and a Subsidiary or between two Subsidiaries.

(2) The Participant’s cessation as an Employee shall not be deemed to occur by reason of the Participant’s being on a bona fide leave of absence from the Company or a Subsidiary approved by the Company or Subsidiary otherwise receiving the Participant’s Services provided the leave of absence does not exceed six (6) months, or if longer, so long as the Employee retains a right to reemployment with the Company or Subsidiary under an applicable statute or by contract. For these purposes, a leave of absence constitutes a bona fide leave of absence only if there is a reasonable expectation that the Employee will return to perform Services for the Company or Subsidiary. If the period of leave exceeds six (6) months and the Employee does not retain a right to reemployment under an applicable statute or by contract, the employment relationship is deemed to terminate on the first day immediately following the six (6) month period. For purposes of this sub-section, to the extent applicable, an Employee’s leave of absence shall be interpreted by the Committee in a manner consistent with Treasury Regulation Section 1.409A-1(h)(1).

(3) If, as a result of a sale or other transaction, the Subsidiary for whom Participant is employed ceases to be a Subsidiary, and the Participant is not, following the transaction, an Employee of the Company or an entity that is then a Subsidiary, then the occurrence of the transaction shall be treated as the Participant’s Termination of Service caused by the Participant being discharged by the entity by which the Participant is employed or to whom the Participant is providing Services.

(4) Except to the extent Code Section 409A may be applicable to an Award, and subject to the foregoing paragraphs of this sub-section, the Committee shall have discretion to determine if a Termination of Service has occurred and the date on which it occurred. If any Award under the Plan constitutes Deferred Compensation (as defined in Section 2.6), the term Termination of Service shall be interpreted by the Committee in a manner consistent with the definition of “Separation from Service” as defined under Code Section 409A and under Treasury Regulation Section 1.409A-1(h)(ii). For purposes of this Plan, a “Separation from Service” shall have occurred if the employer and Participant reasonably anticipate that no further Services will be performed by the Participant after the date of the Termination of Service (whether as an employee or as an independent contractor) or the level of further Services performed will be less than fifty percent (50%) of the average level of bona fide Services in the thirty-six (36) months immediately preceding the Termination of Service. If a Participant is a “Specified Employee,” as defined in Code Section 409A and any payment to be made hereunder shall be determined to be subject to Code Section 409A, then if required by Code Section 409A, the payment or a portion of the payment (to the minimum extent possible) shall be delayed and shall be paid on the first day of the seventh month following Participant’s Separation from Service.

(5) With respect to a Participant who is a Director, cessation as a Director will not be deemed to have occurred if the Participant continues as a Director Emeritus or Advisory Director. With respect to a Participant who is both an Employee and a Director, termination of employment as an Employee shall not constitute a Termination of Service for purposes of the Plan so long as the Participant continues to provide Service as a Director or Director Emeritus or Advisory Director.

Section 8.2      In this Plan, unless otherwise stated or the context otherwise requires, the following uses apply:

(a)     Actions permitted under this Plan may be taken at any time and from time to time in the actor’s reasonable discretion;

(b)     References to a statute shall refer to the statute and any successor statute, and to all regulations promulgated under or implementing the statute or its successor, as in effect at the relevant time;

(c)     In computing periods from a specified date to a later specified date, the words “from” and “commencing on” (and the like) mean “from and including,” and the words “to,” “until” and “ending on” (and the like) mean “to, but excluding”;

(d)     References to a governmental or quasi-governmental agency, authority or instrumentality shall also refer to a regulatory body that succeeds to the functions of the agency, authority or instrumentality;

(e)     Indications of time of day mean East Coast time;

(f)      The word “including” means “including, but not limited to”;

(g)    All references to sections, schedules and exhibits are to sections, schedules and exhibits in or to this Plan unless otherwise specified;

(h)     All words used in this Plan will be construed to be of such gender or number as the circumstances and context require;

(i)     The captions and headings of articles, sections, schedules and exhibits appearing in or attached to this Plan have been inserted solely for convenience of reference and shall not be considered a part of this Plan nor shall any of them affect the meaning or interpretation of this Plan or any of its provisions;

(j)     Any reference to a document or set of documents in this Plan, and the rights and obligations of the parties under any such documents, shall mean such document or documents as amended from time to time, and any and all modifications, extensions, renewals, substitutions or replacements thereof; and

(k)      All accounting terms not specifically defined herein shall be construed in accordance with GAAP.

REVOCABLE PROXY

GENERATIONS BANCORP NY, INC.

ANNUAL MEETING OF STOCKHOLDERS

May 19, 2022

The undersigned hereby appoints the official proxy committee consisting of the Board of Directors of Generations Bancorp NY, Inc. (the “Company”) with full powers of substitution to act as attorneys and proxies for the undersigned to vote all shares of Common Stock of the Company which the undersigned is entitled to vote at the Annual Meeting of Stockholders (the “Annual Meeting”) to be held at our Corporate Headquarters located at 20 East Bayard Street, Seneca Falls, New York at 1:00 p.m, Eastern time, on Thursday, May 19, 2022. The official proxy committee is authorized to cast all votes to which the undersigned is entitled as follows:

FOR ALL
		FOR	WITHHELD	EXCEPT
1.	The election as Directors of the nominees listed below, each for a term of three years.	☐	☐	☐

Menzo D. Case
Dr. Jose A. Acevedo Cynthia S. Aikman

INSTRUCTION: To withhold your vote for one or more nominees, mark “For all Except” and write the name(s) of the nominee(s) on the line(s) below.

		FOR	AGAINST	ABSTAIN
2.	The ratification of the appointment of Bonadio & Co., LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2023.	☐	☐	☐

		FOR	AGAINST	ABSTAIN
3.	The approval of the Generations Bancorp NY, Inc. 2022 Equity Incentive Plan.	☐	☐	☐

The Board of Directors recommends a vote “FOR” each of the listed proposals.

THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR EACH OF THE PROPOSITIONS STATED ABOVE. IF ANY OTHER BUSINESS IS PROPERLY PRESENTED AT SUCH ANNUAL MEETING, THIS PROXY WILL BE VOTED BY THE MAJORITY OF THE BOARD OF DIRECTORS. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE ANNUAL MEETING.

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

Should the undersigned be present and elect to vote at the Annual Meeting or at any adjournment thereof and after notification to the Corporate Secretary of Generations Bancorp at the Annual Meeting of the shareholder’s decision to terminate this proxy, then the power of said attorneys and proxies shall be deemed terminated and of no further force and effect. This proxy may also be revoked by sending written notice to the Corporate Secretary of Generations Bancorp at the address set forth on the Notice of Annual Meeting of Stockholders, or by the filing of a later proxy prior to a vote being taken on a particular proposal at the Annual Meeting.

The undersigned acknowledges receipt from the Company prior to the execution of this proxy of a Notice of Annual Meeting of Stockholders and proxy statement, both dated April 14, 2022 and audited financial statements.

Dated:	☐ Check Box if You Plan to Attend Annual Meeting

PRINT NAME OF SHAREHOLDER	PRINT NAME OF SHAREHOLDER

SIGNATURE OF SHAREHOLDER	SIGNATURE OF SHAREHOLDER

Please sign exactly as your name appears on this card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title.

Please complete and date this proxy and return it promptly in the enclosed postage-prepaid envelope.